UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to §240.14a-12

AG TWIN BROOK CAPITAL INCOME FUND
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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AG TWIN BROOK CAPITAL INCOME FUND
245 Park Avenue, 26th Floor
New York, New York 10167
YOUR VOTE IS VERY IMPORTANT
August 15, 2023
Dear Shareholder:
You are cordially invited to attend the Special Meeting of Shareholders of AG Twin Brook Capital Income Fund, a Delaware statutory trust (the “Company”), to be held on September 26, 2023, at 9:30 a.m., Central Time, on the 36th Floor at the Company’s investment adviser’s offices located at 111 South Wacker Drive, Chicago, Illinois 60606 (the “Special Meeting”).
The Notice of Special Meeting of Shareholders and the proxy statement accompanying this letter provide an outline of the business to be conducted at the Special Meeting and the important shareholder vote to be conducted thereat.     At the Special Meeting, shareholders of the Company will be asked to approve a new investment management agreement for the Company with AGTB Fund Manager, LLC, the Company’s current investment adviser. All terms of the new investment management agreement will remain unchanged from the Company’s current investment management agreement with AGTB Fund Manager, LLC, other than the date.
As discussed in more detail in the accompanying proxy statement, Angelo, Gordon & Co., L.P., the ultimate parent of the Company’s current investment adviser, entered into a transaction agreement with TPG Inc., pursuant to which TPG Inc. will acquire Angelo, Gordon & Co., L.P. Under applicable law, this transaction will result in an “assignment” and automatic termination of the Company’s current investment management agreement. The Company is seeking shareholder approval of the new investment management agreement to prevent any disruption in the investment adviser’s ability to provide services to the Company once the assignment is deemed to occur. The Company’s fees and investment objective will remain unchanged, and the Company will continue to be a non-traded business development company. Shareholders in the Company will continue to own the same amount and type of shares in the same Company. The Company’s name will continue to be AG Twin Brook Capital Income Fund.
You have the right to receive notice of and to vote at the Special Meeting if you were a shareholder of record at the close of business on August 9, 2023. It is important that your shares be represented at the Special Meeting. Please follow the instructions on the Notice of Special Meeting of Shareholders and authorize a proxy via mail or the Internet to vote your shares. Your vote is extremely important to us. At the Special Meeting, you will be asked to vote on the proposal discussed in detail in the proxy statement. The approval of the proposal requires the affirmative vote of a majority of the outstanding voting securities of the Company, as such term is defined under the Investment Company Act of 1940, as amended. You may vote your shares by completing and returning the proxy card or, alternatively, voting via the Internet as described on the proxy card. If you will not attend the Special Meeting, we urge you to please complete, sign, date and promptly return the enclosed proxy card to us to ensure that your shares are represented at the Special Meeting.
Abstentions and broker non-votes (which occur when a beneficial owner does not instruct its broker, bank, trustee or nominee holding its shares how to vote such shares on its behalf) will have the same effect as votes “AGAINST” the proposal.
After careful consideration, on the unanimous recommendation of the Board of Trustees of the Company (the “Board”), including the trustees who are not “interested persons” of the Company, as defined in the Investment Company Act of 1940, as amended, the Board determined that entering into the new investment management agreement with AGTB Fund Manager, LLC is in the best interests of the Company and its shareholders, approved the new investment management agreement, and recommends that the shareholders vote “FOR” the proposal. You can vote for the proposal by following the instructions on the enclosed proxy card and voting by Internet or by signing, dating and returning the proxy card in the postage-paid envelope provided.
This proxy statement describes the Special Meeting, the proposal, and the document(s) related to the proposal that shareholders should review before voting on the proposal and should be retained for future reference. Please carefully read this entire document. The Company files annual, quarterly and current reports, proxy statements and other information about itself with the U.S. Securities and Exchange Commission. The Company maintains a website at www.AGTBCAP.com and makes all of its annual, quarterly and current reports, proxy statements and other publicly filed information available on or through its website. Information contained on the Company’s website is not incorporated by reference into this proxy statement, and you should not consider information contained on the Company’s website to be part of this proxy statement. You may also obtain such information, free of charge, and make shareholder inquiries by contacting the Company in writing at 245 Park Avenue, 26th Floor, New York, New York 10167, Attention: General Counsel and Secretary or by sending an e-mail to AGClientRelations@angelogordon.com. The U.S. Securities and Exchange Commission also maintains a website at http://www.sec.gov that contains such information regarding the Company.
On behalf of management of the Company and the Board, we thank you for your continued support of the company.
Sincerely,
Trevor Clark
Chairman of the Board,
Chief Executive Officer & President

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to Be Held on September 26, 2023: this proxy statement and the proxy card are available at www.voteproxy.com.
AG Twin Brook Capital Income Fund
245 Park Avenue, 26th Floor
New York, New York 10167
(212) 692-2011

The date of the accompanying proxy statement is August 15, 2023 and it is first being mailed or otherwise delivered to shareholders on or about August 15, 2023.

AG TWIN BROOK CAPITAL INCOME FUND
245 Park Avenue, 26th Floor
New York, New York 10167
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON SEPTEMBER 26, 2023
NOTICE IS HEREBY GIVEN to holders of common shares of beneficial interest, par value $0.001 per share (the “Common Shares”) of AG Twin Brook Capital Income Fund, a Delaware statutory trust (the “Company”), that the Special Meeting of Shareholders (the “Special Meeting”) will be held on September 26, 2023 at 9:30 a.m., Central Time, on the 36th Floor at the Company’s investment adviser’s offices located at 111 South Wacker Drive, Chicago, Illinois 60606. The Special Shareholder Meeting will be held for the purpose of seeking shareholder approval of a new investment management agreement for the Company with AGTB Fund Manager, LLC (the “Adviser”) (the “New Investment Management Agreement”).
    The Board of Trustees of the Company (the “Board” or “Trustees”) has approved and unanimously recommends that shareholders vote FOR a proposal to approve the New Investment Management Agreement, which will replace the current investment management agreement between the Company and the Adviser (the “Current Investment Management Agreement”), and will become effective at the closing of the Transaction (defined below). As discussed in more detail in the accompanying proxy statement, Angelo, Gordon & Co., L.P., a Delaware limited partnership (together with its affiliates, “Angelo Gordon”), the parent company of the Company’s current investment adviser, entered into a transaction agreement with TPG Inc., a corporation incorporated under the laws of Delaware (together with its affiliates, “TPG”), pursuant to which TPG will acquire Angelo Gordon (the “Transaction”). The Transaction is currently expected to close in the fourth quarter of 2023.
The Company is subject to the Investment Company Act of 1940, as amended (the “1940 Act”), which provides that any investment advisory agreement must terminate automatically upon its “assignment.” As used in the 1940 Act, the term “assignment” includes any transfer of a controlling block of outstanding voting securities of an adviser or the parent company of an adviser. While the Transaction contemplates the transfer of a controlling block of outstanding voting securities of Angelo Gordon, the parent company to the Adviser, the Company’s investment strategy and team, including the Company’s executive officers, are expected to remain unchanged, and the Transaction is not expected to have a material impact on the Company’s operations. In accordance with the 1940 Act, however, the Current Investment Management Agreement will automatically terminate upon the closing of the Transaction. As a result, to prevent any disruption in the Adviser’s ability to provide services to the Company once the assignment is deemed to occur as a result of the Transaction, the Company is seeking shareholder approval of the New Investment Management Agreement. All material terms will remain unchanged from the Current Investment Management Agreement. If approved, the New Investment Management Agreement would become effective at the closing of the Transaction. If the Company’s shareholders do not approve the New Investment Management Agreement, the Current Investment Management Agreement with the Adviser will remain in effect until the Transaction is consummated. Following the consummation of the Transaction, the Board may be required to approve a temporary investment advisory agreement in accordance with the 1940 Act. If the Transaction does not occur, the Adviser will continue to manage the Company pursuant to the Current Investment Management Agreement.
At the Special Meeting, the shareholders of the Company will be asked to approve the New Investment Management Agreement between the Company and the Adviser, that will replace the Current Investment Management Agreement with the Adviser and will become effective at the closing of the Transaction.
THE BOARD, INCLUDING EACH OF THE TRUSTEES WHO ARE NOT “INTERESTED PERSONS” OF THE COMPANY, AS DEFINED IN THE 1940 ACT, UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSAL THAT THE COMPANY’S SHAREHOLDERS ARE BEING ASKED TO APPROVE AS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT.
Enclosed is a copy of the proxy statement and proxy card. The close of business on August 9, 2023 has been fixed as the record date for the determination of holders of Common Shares, entitled to notice of, and to vote at, the Special Meeting or at any adjournment or postponement thereof. A list of these Shareholders will be open for examination by any Shareholder, for any purpose germane to the Special Meeting for a period of ten days prior to the Special Meeting at the Company’s principal executive office at 245 Park Avenue, 26th Floor, New York, New York 10167 and at the Special Meeting.
The enclosed voting materials allow you to vote your shares without attending the Special Meeting in person. If you are a beneficial owner of shares that are held in “street name,” that is they are registered in the name of your broker, bank, trustee or other nominee, you should have received a notice containing voting instructions from your nominee rather than from the Company. You should follow the voting instructions in the notice to ensure that your vote is counted. Many brokers and banks participate in a program that offers a means to grant proxies to vote shares via the Internet. If your shares are held in an account with a broker or bank participating in this program, you may grant a proxy to vote those shares via the Internet by using the website shown on the instruction form provided to you by your nominee.
Your vote and participation in the governance of the Company is extremely important to us. Whether or not you plan to attend the Special Meeting, we urge you to please complete, sign, date and promptly return the enclosed proxy card to us to assure that your shares are represented at the Special Meeting. You may also vote easily and quickly via the Internet.
The proposal to approve the New Investment Management Agreement is described in more detail in this proxy statement, which you should read carefully and in its entirety before authorizing a proxy to vote. A copy of the New Investment Management Agreement is attached as Exhibit A to this proxy statement.
By Order of the Board of Trustees,

Jenny B. Neslin
General Counsel and Secretary
August 15, 2023
The proxy statement, a form of proxy card and the Company’s 2022 annual report to the shareholders, which consists of the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2022 (a “Form 10-K”), are available online on the U.S. Securities and Exchange Commission website at www.sec.gov and at www.AGTBCAP.com.

The Board is requesting your vote. Your vote is important regardless of the number of shares that you own. Whether or not you expect to attend the Special Meeting, we encourage you to promptly authorize a proxy vote via the Internet, or complete and sign the enclosed proxy card and return it promptly. You may revoke your proxy at any time before the Special Meeting, consistent with instructions set forth in this proxy statement. Signing and returning the enclosed proxy card is important to ensure a quorum at the Special Meeting.
To ensure proper representation at the Special Meeting, please follow the instructions on the enclosed proxy card to authorize a proxy to vote your shares via the Internet, or by signing, dating and returning the proxy card. Even if you vote your shares prior to the Special Meeting, you still may attend and participate at the Special Meeting.

i

AG Twin Brook Capital Income Fund
245 Park Avenue, 26th Floor
New York, New York 10167
PROXY STATEMENT
SPECIAL MEETING OF SHAREHOLDERS
SEPTEMBER 26, 2023
This proxy statement is furnished in connection with the solicitation of proxies on behalf of the Board of Trustees (the “Board” or “Trustees”) of AG Twin Brook Capital Income Fund (the “Company”) for use at the Company’s Special Meeting of Shareholders (the “Special Meeting”) to be held on September 26, 2023, at 9:30 a.m., Central Time, or at any and all adjournments or postponements thereof. The Special Meeting will take place on the 36th Floor at the Company’s investment adviser’s offices located at 111 South Wacker Drive, Chicago, Illinois 60606.
This proxy statement summarizes the information regarding the matter to be voted upon at the Special Meeting. We encourage you to vote your shares by following the instructions on the enclosed proxy card and granting a proxy (i.e., authorizing someone to vote your shares). If you provide voting instructions, either via the Internet, by telephone or by signing, dating and returning the enclosed proxy card, and the Company receives them in time for the Special Meeting, the persons named as proxies will vote your shares in the manner that you specified. This proxy statement is also available at https://www.voteproxy.com.
As of August 9, 2023, the date for determining shareholders entitled to vote at the Special Meeting (the “Record Date”), 23,523,076 common shares of beneficial interest, par value $0.001 per share (the “Common Shares”), of the Company were outstanding. If you owned Common Shares at the close of business on the Record Date, you are entitled to one vote for each Common Share you owned as of that date. The Company first mailed this proxy statement and the attached materials on or about August 15, 2023 to all shareholders entitled to vote their shares at the Special Meeting. You are entitled to participate in the Special Meeting only if you are a shareholder of the Company as of the close of business on the Record Date for the Special Meeting, or if you hold a valid proxy for the Special Meeting.
The Board has approved and unanimously recommends that shareholders vote FOR a proposal to approve a new investment management agreement between the Company and AGTB Fund Manager, LLC (the “Adviser”) (the “New Investment Management Agreement”), that will replace the current investment management agreement with the Adviser (the “Current Investment Management Agreement”) and will become effective at the closing of the Transaction (defined below) (the “Proposal”). Pursuant to a transaction agreement (the “Transaction Agreement”) between TPG Inc. and certain of its affiliates (together, “TPG”) and Angelo, Gordon & Co. L.P., the parent company of the Adviser, and certain of its affiliates (together, “Angelo Gordon”), TPG has agreed to acquire Angelo Gordon (including the Adviser) on the terms and subject to the conditions set forth in the Transaction Agreement (the “Transaction”). The Transaction is currently expected to close during the fourth quarter of 2023.
Following the Transaction closing, Angelo Gordon (including the Adviser) will become the sixth investment platform within TPG, complementing TPG’s existing five multi-strategy platforms (i.e., Capital, Growth, Impact, Real Estate, and Market Solutions). In addition, it is expected that Angelo Gordon’s partners and employees will own approximately 16% of TPG. It is currently anticipated that Angelo Gordon’s Co-CEOs Josh Baumgarten and Adam Schwartz will become Co-Managing Partners of the Angelo Gordon platform, reporting to TPG’s CEO, Jon Winkelried. In addition, following the Transaction closing, a senior Angelo Gordon partner will be appointed to TPG’s board of directors. Angelo Gordon will continue to operate its business under the Angelo Gordon name and current management will continue to manage the Angelo Gordon business, subject to the overall control of TPG.
The Company is subject to the Investment Company Act of 1940, as amended (the “1940 Act”), which provides that any investment advisory agreement must terminate automatically upon its “assignment.” As used in the 1940 Act, the term “assignment” includes any transfer of a controlling block of outstanding voting securities of an adviser or the parent company of an adviser. While the Transaction contemplates the transfer of a controlling block of outstanding voting securities of Angelo Gordon, the parent company to the Adviser, the Company’s investment strategy and team, including the Company’s executive officers, are expected to remain unchanged, and the Transaction is not expected to have a material impact on the Company’s operations. In accordance with the 1940 Act, however, the Current Investment Management Agreement will automatically terminate upon the closing of the Transaction. As a result, to prevent any disruption in the Adviser’s ability to provide services to the Company once the assignment is deemed to occur as a result of the Transaction, the Company is seeking shareholder approval of the New Investment Management Agreement. All material terms will remain unchanged from the Current Investment Management Agreement. If approved, the New Investment Management Agreement would become effective at the closing of the Transaction. If the Company’s shareholders do not approve the New Investment Management Agreement, the Current Investment Management Agreement with the Adviser will remain in effect until the

Transaction is consummated. Following consummation of the Transaction, the Board may be required to approve a temporary investment advisory agreement in accordance with the 1940 Act. If the Transaction does not occur, the Adviser will continue to operate the Company pursuant to the Current Investment Management Agreement.
The Board, including all of the Trustees who are not “interested persons” of the Company, as defined in the 1940 Act (each, an “Independent Trustee”), has unanimously approved the New Investment Management Agreement and believes it to be in the best interests of the Company and its shareholders. The 1940 Act requires that the New Investment Management Agreement be approved by both a majority of a Company’s Independent Trustees and “a majority of the outstanding voting securities” of the Company as defined in the 1940 Act.

QUESTIONS AND ANSWERS
The questions and answers below highlight only selected information contained elsewhere in this proxy statement. They may not contain all of the information that is important to you. You should carefully read this entire document to fully understand the Proposal and the voting procedures for the Special Meetings.
Q:    What am I being asked to vote on?
A:    At the Special Meeting, shareholders of the Company are being asked to vote to approve the New Investment Management Agreement, that will replace the Current Investment Management Agreement and will become effective at the closing of the Transaction.
Q:    Who is TPG?
A:    TPG is a leading global alternative asset manager with approximately $137.1 billion in assets under management as of March 31, 2023. TPG primarily invests in complex asset classes such as private equity, real estate and public market strategies. TPG has built its firm over 30 years of successful innovation and organic growth, and believes that it has delivered attractive risk-adjusted returns to its clients and established a premier investment business focused on the fastest-growing segments of both the alternative asset management industry and the global economy. TPG believes that it has a distinctive business approach as compared to other alternative asset managers and a diversified, innovative array of investment platforms that position it well to continue generating sustainable growth across its business. TPG invests across five multi-strategy platforms: Capital, Growth, Impact, Real Estate, and Market Solutions. TPG has developed its investment platforms organically over time as it has identified areas where TPG’s track record and thematic depth provide opportunities to create differentiated solutions to address market needs.
TPG is a public company trading on the Nasdaq Stock Market under the symbol “TPG.” TPG has three classes of common stock outstanding, Class A common stock, nonvoting Class A common stock and Class B common stock. Class A common stock is traded on the Nasdaq Global Select Market. Following the Transaction closing, Angelo Gordon (including the Adviser) will become the sixth investment platform within TPG, complementing TPG’s existing five multi-strategy platforms discussed above. It is currently anticipated that Angelo Gordon will remain under its current brand and led by its existing management and investment teams, subject to TPG’s overall control.
Q:    Why am I being asked to vote on the New Investment Management Agreement?
A:    The Company is subject to the Investment Company Act of 1940, as amended (the “1940 Act”), which provides that any investment advisory agreement must terminate automatically upon its “assignment.” As used in the 1940 Act, the term “assignment” includes any transfer of a controlling block of outstanding voting securities of an adviser or the parent company of an adviser. While the Transaction contemplates the transfer of a controlling block of outstanding voting securities of Angelo Gordon, the parent company to the Adviser, the Company’s investment strategy and team, including the Company’s executive officers, are expected to remain unchanged, and the Transaction is not expected to have a material impact on the Company’s operations. In accordance with the 1940 Act, however, the Current Investment Management Agreement will automatically terminate upon the closing of the Transaction. As a result, to prevent any disruption in the Adviser’s ability to provide services to the Company once the assignment is deemed to occur as a result of the Transaction, the Company is seeking shareholder approval of the New Investment Management Agreement. All material terms will remain unchanged from the Current Investment Management Agreement. If approved, the New Investment Management Agreement would become effective at the closing of the Transaction. If the Transaction does not occur, the Adviser will continue to operate the Company pursuant to the Current Investment Management Agreement.
In accordance with the Transaction Agreement, if a specified percentage of Angelo Gordon’s clients fail to consent to the assignments of their advisory agreements due to the Transaction, TPG will not be obligated to complete the Transaction. If the shareholders of the Company do not vote to approve the New Investment Management Agreement, such objection will be taken into account when determining the specified percentage noted above. However, even if the shareholders of the Company do not approve the New Investment Management Agreement, the Transaction closing may still occur. See “What are the conditions of the Transaction Agreement?” below for more information.

Q:    How does the Board recommend that I vote with respect to the proposal to approve the New Investment Management Agreement?
A:    In evaluating the New Investment Management Agreement, the Board reviewed certain materials furnished separately by the Adviser and its affiliates. The Board discussed these materials and believes the New Investment Management Agreement is in the best interests of the Company and its shareholders for the reasons described later in the proxy statement. Accordingly, after careful consideration, the Board, including each of the Independent Trustees, unanimously recommends that you vote “FOR” the proposal to approve the New Investment Management Agreement.
Q:    How do I vote my Common Shares on the Proposal?
A:    If you are a holder of record of Common Shares on the Record Date, you may have your shares voted on matters presented at the Special Meeting by proxy (through the Internet or by signing, dating and returning the accompanying proxy card in the enclosed postage-paid return envelope) or in person. You do not need to attend the Special Meeting in order to vote your shares.
Shareholders can follow the instructions on the enclosed proxy card and authorize a proxy via the Internet or mail to vote in accordance with the instructions provided below. Authorizing a proxy through the Internet requires you to input the control number located on your proxy card. After inputting the control number, you will be prompted to direct your proxy to vote on the Proposal. You will have an opportunity to review and make any necessary changes to your directions before you submit your directions via the Internet link. If you are the beneficial owner of your shares, you will need to follow the instructions provided by your broker, bank, trustee or nominee regarding how to instruct your broker, bank, trustee or nominee to vote your shares at the Special Meeting.
•By Internet: www.voteproxy.com
•By mail: You may vote by proxy by following the directions and indicating your instructions on the enclosed proxy card, dating and signing the proxy card, and promptly returning the proxy card in the envelope provided, which requires no postage if mailed in the United States. Please allow sufficient time for your proxy card to be received on or prior to 11:59 p.m., Central Time, on September 25, 2023.

Q:    Have any shareholders who own 5% or more of the Company’s outstanding Common Shares expressed a view regarding the Proposal?
A:    AGTB BDC Holdings, L.P. (“BDC Holdings”), an affiliate of the Adviser, owns approximately 38% of the Company’s outstanding shares as of the Record Date. BDC Holdings is required to vote its Common Shares for the Proposal in the same proportion as the vote of all other holders of the Company’s Common Shares in accordance with Section 12(d)(1)(E) of the Investment Company Act of 1940. Other than the foregoing, there are no agreements with the Company’s 5% or more stockholders to vote for the Proposal.
Q:    Do any of the Trustees or officers of the Company have an interest in the approval of the New Investment Management Agreement that is different from that of the Company’s shareholders generally?
A:    As described later in this proxy statement, our Trustees and officers have certain conflicts of interests in connection with the vote on the New Investment Management Agreement. See “Proposal—Transaction Agreement” below for more information.
Q:    What are the conditions of the Transaction Agreement?
A:    The Transaction is subject to customary closing conditions, including filings required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, international regulatory approvals, and other client and third-party consents. The Transaction, which was unanimously approved by the TPG board of directors, is expected to close in the fourth quarter of 2023. Due to the requirement to obtain certain regulatory approvals and other conditions necessary to complete the Transaction, however, no assurance can be given as to when, or if, the Transaction will be completed.
Each party’s obligation to consummate the Transaction is subject to certain other conditions, including (a) the accuracy of the other party’s representations and warranties and (b) the other party’s compliance with its covenants and agreements contained in the Transaction Agreement (in each case, subject to certain qualifications).

Q:    Will the Transaction change how the Company is managed?
A:    No, the Transaction is not expected to have any impact on the Company’s management or day-to-day operations. Except as disclosed in “Proposal – Approval of New Investment Management Agreement—Transaction Agreement,” the Company’s existing Trustees and officers will continue to serve in their current roles and there is not expected to be any near-term change in the personnel providing services to the Company. The Company’s investment objective will remain unchanged as a result of the entry into the New Investment Management Agreement. After the Transaction closing, the Company will continue to be a non-traded business development company. Shareholders in the Company will continue to own the same amount and type of shares in the same Company. The Company’s name will continue to be AG Twin Brook Capital Income Fund.
Q:    What will happen if the Proposal is not approved?
A:    If the Company’s shareholders do not approve the Proposal, the Current Investment Management Agreement with the Adviser will remain in effect until the Transaction is consummated. Additionally, if the Specified Percentage fails to consent to the Transaction then TPG will not be obligated to complete the Transaction. If the Company’s shareholders do not vote to approve the New Investment Management Agreement, such objection will be taken into account when determining the Specified Percentage. If the Transaction does not close for any reason, the Company will continue to operate pursuant to the Current Investment Management Agreement. If the Transaction is consummated and the Proposal is not approved by shareholders, the Board may consider alternatives, including but not limited to approving a different investment adviser or liquidating the Company.
Q:    How will the Transaction affect the service providers to the Company?
A:    Adviser. AGTB Fund Manager, LLC, a Delaware limited liability company, serves as the investment adviser to the Company and is a subsidiary of Angelo, Gordon & Co., L.P., which is the Adviser’s sole member.
After the Transaction closing, the Adviser will continue to be wholly owned by Angelo Gordon, which will be wholly owned by TPG. Angelo Gordon’s current management is expected to continue to actively manage the business and operations of the Adviser, subject to overall control by TPG. Trevor J. Clark serves as Chief Executive Officer and President of the Adviser. The principal address of the Adviser and its principal executive office is 245 Park Avenue, 26th Floor, New York, New York 10167.
In 2014, Mr. Clark joined Angelo Gordon to establish Twin Brook Capital Partners, LLC (“Twin Brook”) as Angelo Gordon’s middle market direct lending platform. Twin Brook is a wholly owned subsidiary of Angelo Gordon and maintains dedicated investment, operations, accounting, and treasury capabilities as well as access to Angelo Gordon’s vast resources in legal, tax, treasury, compliance, accounting, reporting, investor relations, human resources, and operations. Twin Brook is headquartered in Chicago and is led by Mr. Clark, who serves as the Company’s Chairman and Chief Executive Officer. Substantially all of Twin Brook’s employees work from its Chicago office. After the Transaction closing, Twin Brook, like the Adviser, will continue to be wholly owned by Angelo Gordon, which will be wholly owned by TPG.
Administrator. The Adviser, AGTB Fund Manager, LLC, also serves as the administrator to the Company (in such capacity, the “Administrator”) pursuant to an administration agreement with the Company (the “Administration Agreement”). Following the closing of the Transaction, the Administrator will continue to provide, or oversee the performance of, administrative and compliance services, including, but not limited to, maintaining financial records, overseeing the calculation of net asset value (“NAV”), compliance monitoring (including diligence and oversight of our other service providers), preparing reports to shareholders and reports filed with the Securities and Exchange Commission (“SEC”) and other regulators, preparing materials and coordinating meetings of our Board, managing the payment of expenses, the payment and receipt of funds for investments and the performance of administrative and professional services rendered by others and providing office space, equipment and office services. The principal address of the Administrator is 245 Park Avenue, 26th Floor, New York, New York 10167.
Q:    Will the management and incentive fees payable by the Company change under the New Investment Management Agreement?
A:    No. The base management fee payable by the Company under the New Investment Management Agreement will remain unchanged at an annual rate of 1.25% of the value of the Company’s net assets as of the beginning of the first business day of the applicable month. We will also continue to reimburse the Administrator to the Company for the costs and expenses incurred by the Administrator in performing its obligations under the Administration Agreement, such as the provision of facilities, personnel and equipment. The Board, including the Independent Trustees, will continue to review, on a quarterly basis, any reimbursements paid pursuant to the Administration Agreement to ensure that expenses that are allocated to the Company are appropriate.
Additionally, the rate of the incentive fee payable by the Company will continue to consist of two components. The first part of the incentive fee will continue to be based on income, whereby the Company will pay the Adviser quarterly in arrears 12.5% of the Company’s Pre-Incentive Fee Net Investment Income Returns (as defined below) for each calendar quarter subject to a 5.0% annualized hurdle rate, with a catch-up. The second part of the incentive fee will continue to be based on realized capital gains, whereby the Company will pay the Adviser at the end of each calendar year in arrears 12.5% of cumulative realized capital gains from inception through the end of such calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fee on capital gains as calculated in accordance with accounting principles generally accepted in the United States.
“Pre-Incentive Fee Net Investment Income Returns” will continue to mean, as the context requires, either the dollar value of, or percentage rate of return on the value of the Company’s net assets at the end of the immediate preceding quarter from, interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees that the Company receives from portfolio companies) accrued during the calendar quarter, minus our operating expenses accrued for the quarter (including the base management fee, expenses payable under the Administration Agreement entered into between the Company and the Administrator, and any interest expense or fees on any credit facilities or outstanding debt and dividends paid on any issued and outstanding preferred shares, but excluding the incentive fee and any shareholder servicing and/or distribution fees).
Q:    Will the Company bear the costs associated with the Transaction and this solicitation of proxies?
A:    No. The Company will not bear the costs associated with the Transaction and this solicitation of proxies. All such costs and expenses will be borne by the Adviser and TPG.
Q:    Who will conduct the solicitation?
A:    In addition to mail and e-mail, proxies may be solicited personally, via the Internet or by telephone or facsimile, by regular employees of the Administrator and its affiliates. No additional compensation will be paid to such regular employees for such services.
Q:    What does it mean if I receive more than one proxy card?
A:    Some of the Company’s shareholders hold their shares in more than one account and may receive a separate proxy card for each of those accounts. To ensure that all of your shares are represented at the Special Meeting, we recommend that you vote by following the instructions in each proxy card you receive.
Q:    May I revoke my proxy?
A:    Yes. If you are a shareholder of record of the Company, you can change your vote or revoke your proxy by: (i) delivering a written revocation notice before 11:59 p.m. Central Time on September 25, 2023 to the Company’s corporate secretary, Jenny B. Neslin, at AG Twin Brook Capital Income Fund, 245 Park Avenue, 26th Floor, New York, New York 10167; Attention: Secretary; (ii) voting again using the Internet before 11:59 p.m. Central Time on September 25, 2023 (your latest Internet proxy is the one that will be counted); or (iii) attending and voting during the Special Meeting. Simply attending the Special Meeting will not, by itself, revoke your proxy. The Company encourages Shareholders to change their vote by voting again using the Internet. If you hold Common Shares through a broker, bank, trustee or nominee, you must follow the instructions you receive from your nominee in order to revoke your voting instructions.
Q:    What is the difference between holding shares as a shareholder of record and as a beneficial owner?
A:    Shareholders of Record. You are a shareholder of record if at the close of business on the Record Date your shares were registered directly in your name with our transfer agent, DST Systems, Inc.
Beneficial Owner. You are a beneficial owner if at the close of business on the Record Date your shares were held by a broker, bank, trustee or nominee and not in your name. Being a beneficial owner means that your shares are held in “street name.” As the beneficial owner, you have the right to direct your broker, bank, trustee or nominee how to vote your shares by following the voting instructions your broker, bank, trustee or nominee provides. If you do not provide your broker, bank, trustee or nominee with instructions on how to vote your shares, your broker, bank, trustee or nominee will not be able to vote your shares with respect to any of the proposals.
Q:    What will happen if I do not vote my shares?
A:    Shareholders of Record. If you are the shareholder of record of your shares and you do not vote by proxy card, via telephone or the Internet or during the Special Meeting, your shares will not be voted at the Special Meeting.
Beneficial Owners. Brokers, banks, trustees and nominees have discretionary authority to vote on “routine” matters, but not on “non-routine” matters. There are no “routine” matters being considered at the Special Meeting. If you hold your shares in street name (or “nominee name”) and do not provide your broker, bank, trustee or nominee who holds such shares of record with specific instructions regarding how to vote on the Company’s proposal, your broker will not be permitted to vote your shares at the Special Meeting.
Q:    What is the vote required for the proposal?
A:    Approval of the Proposal requires the affirmative vote of a “majority of the outstanding voting securities” of the Company. Under the 1940 Act, a “majority of the outstanding voting securities” means the affirmative vote of the lesser of (a) 67% or more of the shares of the Company present or represented by proxy at the Special Meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy at the Special Meeting or (b) more than 50% of the outstanding shares of the Company. Abstentions and broker non-votes, if any, will have the effect of a vote against this proposal.
Q:    How do I find out the results of the voting at the Special Meeting?
A:    Preliminary voting results will be announced at the Special Meeting. Final voting results will be published in a current report on Form 8-K within four business days from the date of the Special Meeting.
Q:    Who should I contact if I have any questions?
A:    If you have any questions about the Special Meeting, voting or your ownership of the Company’s Common Shares, please contact the Company by calling collect at (212) 692-2011, by sending an email to AGClientRelations@angelogordon.com or by writing to AG Twin Brook Capital Income Fund at 245 Park Avenue, 26th Floor, New York, New York 10167, Attention: Corporate Secretary.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth, as of August 9, 2023, the beneficial ownership information of each current Trustee of the Company, as well as the Company’s executive officers, each person known to it to beneficially own 5% or more of the outstanding Common Shares, and the executive officers and Trustees as a group. Percentage of beneficial ownership is based 23,523,076 Common Shares outstanding as of August 9, 2023.
Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own 5% or more of the Common Shares is based upon filings by such persons with the SEC and other information obtained from such persons, if available.
Unless otherwise indicated, the Company believes that each beneficial owner set forth in the table below has sole voting and investment power over the shares beneficially owned by such beneficial owner. The Trustees are divided into two groups - interested Trustees and Independent Trustees. The interested Trustee is an “interested person” of the Company as defined in Section 2(a)(19) of the 1940 Act. The address of all executive officers and Trustees is c/o AG Twin Brook Capital Income Fund, 245 Park Avenue, 26th Floor, New York, New York 10167.

	Shares Beneficially Owned
Name and Address	Number	Percentage(1)
Interested Trustees
Trevor Clark……………………………………………………………………………………………..	—	—
Terrence Walters…………………………………………………………………………………………	—	—
Independent Trustees(2)
James E. Bowers…………………………………………………………………………………………	—	—
James N. Hallene………………………………………………………………………………………...	—	—
Lance A. Ludwick………………………………………………………………………………………..	—	—
Executive Officers who are not Trustees(2)
Jenny B. Neslin…………………………………………………………………………………………..	—	—
Richa Gulati……………………………………………………………………………………………...	—	—
All Executive Officers and Trustees as a group (7 persons)………………………………………….	—	—
5% Shareholders
AGTB BDC Holdings, L.P.(3)	8,902,078.502	37.84%
State Teachers Retirement System of Ohio(4)	3,963,691.070	16.85%
Affiliated Independent Distributors, Inc.(5)	1,987,459.919	8.45%
Permanent Fund Investments, LLC(6)	1,987,459.919	8.45%
The Nomura Trust and Banking Co. Ltd. as the Trustee of Nomura Angelo Gordon BDC Fund (Yen Hedged Type) 2210 and as the Trustee of Nomura Angelo Gordon BDC Fund (Unhedged Type) 2210(7)	1,955,220.399	8.31%
CCLF-LA Supporting Organization(8)	1,195,624.237	5.08%
____________________________

(1)	Percentage of 23,523,076 outstanding Common Shares of the Company as of August 9, 2023. The Transaction will have no impact upon the amount and percentage of holdings of Common Shares.
(2)	The address for all of the Company’s executive officers and Trustees is c/o AG Twin Brook Capital Income Fund, 245 Park Avenue, 26th Floor, New York, New York 10167.
(3)	AGTB BDC Holdings GP LLC ("BDC Holdings GP") is the sole general partner of AGTB BDC Holdings, L.P. (“BDC Holdings”). Angelo, Gordon & Co., L.P. (“Angelo Gordon”) is the investment advisor to BDC Holdings and sole member of BDC Holdings GP, AG GP LLC ("AG GP") is the sole general partner of Angelo Gordon, and Mr. Josh Baumgarten and Mr. Adam Schwartz are the co-managing members of AG GP. Each of Messrs. Baumgarten and Schwartz, and AG GP may be deemed to control Angelo Gordon. Each of BDC Holdings GP, Angelo Gordon, AG GP and Messrs. Baumgarten and Schwartz disclaim beneficial ownership of the Common Shares reported herein except to the extent of its or his pecuniary interest therein. The address for AGTB BDC Holdings, L.P. is 245 Park Avenue, 26th Floor, New York, New York 10167.
(4)	The address for State Teachers Retirement System of Ohio is 275 East Broad Street, Columbus, Ohio 43215.
(5)	The address for Affiliated Independent Distributors, Inc. is 500 E. Swedesford Rd., Suite 200, Wayne, Pennsylvania 19087.
(6)	The address for Permanent Fund Investments, LLC is c/o The Southern Ute Indian Tribe, 356 Ouray Dr., Ignacio, Colorado 81137.

(7)	The address for The Nomura Trust and Banking Co. Ltd. is 2-2-2, Otemachi, Chiyoda-Ku, Tokyo, Japan 100-0004.
(8)	The address for CCLF-LA Supporting Organization is 3440 Wilshire Blvd. #530, Los Angeles, California 90010.

The following table sets forth, as of August 9, 2023, the dollar range of our equity securities that is beneficially owned by each of the current Trustees of the Company. The Company is not part of a “family of investment companies,” as that term is defined in Schedule 14A.

Name of Trustee	Dollar Range of Equity Securities in the Company(1)
Independent Trustees
James E. Bowers	None
James N. Hallene	None
Lance A. Ludwick	None
Interested Trustees
Trevor Clark	None
Terrence Walters	None
_____________________

(1)	Dollar ranges are as follows: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or over $100,000

PROPOSAL - APPROVAL OF NEW INVESTMENT MANAGEMENT AGREEMENT
Background
Following the Transaction closing, Angelo Gordon (including the Adviser) will become the sixth investment platform within TPG, complementing TPG’s existing five multi-strategy platforms (i.e., Capital, Growth, Impact, Real Estate, and Market Solutions). In addition, it is expected that Angelo Gordon’s partners and employees will own approximately 16% of TPG. It is currently anticipated that Angelo Gordon’s Co-CEOs Josh Baumgarten and Adam Schwartz will become Co-Managing Partners of the Angelo Gordon platform, reporting to TPG’s CEO, Jon Winkelried. In addition, following the Transaction closing, a senior Angelo Gordon partner will be appointed to TPG’s board of directors. Angelo Gordon will continue to operate its business under the Angelo Gordon name and current management will continue to manage the Angelo Gordon business, subject to the overall control of TPG.
The Company is subject to the Investment Company Act of 1940, as amended (the “1940 Act”), which provides that any investment advisory agreement must terminate automatically upon its “assignment.” As used in the 1940 Act, the term “assignment” includes any transfer of a controlling block of outstanding voting securities of an adviser or the parent company of an adviser. While the Transaction contemplates the transfer of a controlling block of outstanding voting securities of Angelo Gordon, the parent company to the Adviser, the Company’s investment strategy and team, including the Company’s executive officers, are expected to remain unchanged, and the Transaction is not expected to have a material impact on the Company’s operations. In accordance with the 1940 Act, however, the Current Investment Management Agreement will automatically terminate upon the closing of the Transaction. As a result, to prevent any disruption in the Adviser’s ability to provide services to the Company once the assignment is deemed to occur as a result of the Transaction, the Company is seeking shareholder approval of the New Investment Management Agreement. All material terms will remain unchanged from the Current Investment Management Agreement. If approved, the New Investment Management Agreement would become effective at the closing of the Transaction.
The 1940 Act requires that a new investment advisory agreement be approved by both a majority of an investment company’s directors who are not “interested persons” and “a majority of the outstanding voting securities,” as such terms are defined under the 1940 Act.
If the Transaction does not occur, the Adviser will continue to operate the Company pursuant to the Current Investment Management Agreement.
Prior to the July 18, 2023 meeting of the Board, the Board was provided materials regarding both the Current Investment Management Agreement and the New Investment Management Agreement. The Board discussed whether it would be in the best interests of the Company to approve the New Investment Management Agreement, to take effect in connection with the closing of the Transaction. The Board, including all of the Independent Trustees, unanimously approved the New Investment Management Agreement and recommended that the New Investment Management Agreement be submitted to the Company’s shareholders for approval at the Special Meeting.
The shareholders of the Company are being asked at the Special Meeting to approve the New Investment Management Agreement between the Company and the Adviser for an initial term of two years. If the Company enters into the New Investment Management Agreement upon the closing of the Transaction, the Current Investment Management Agreement would be terminated at such time.
The Board believes that the approval of the New Investment Management Agreement is in the best interest of the Company and its shareholders and will benefit the Company. The Company’s investment objective will remain unchanged as a result of the entry into the New Investment Management Agreement.
Following the completion of the Transaction: (i) the Company’s name will continue to be AG Twin Brook Capital Income Fund, (ii) the Company will continue to be a non-traded business development company, and (iii) Shareholders will still own the same amount and type of shares in the Company.
Transaction Agreement
The Transaction is subject to customary closing conditions, including Hart-Scott-Rodino Act filings, international regulatory approvals, and other client and third-party consents. The Transaction, which was unanimously approved by the TPG board of directors, is expected to close in the fourth quarter of 2023. Due to the requirement to obtain certain regulatory approvals and other conditions necessary to complete the Transaction, however, no assurance can be given as to when, or if, the Transaction will be completed.

In addition, the Transaction Agreement may be terminated by either TPG or Angelo Gordon if the Transaction closing does not occur on or before April 1, 2024. The Transaction Agreement also provides for certain other termination rights, including the right of the applicable TPG Parties and Angelo Gordon Parties to terminate the Transaction Agreement (i) by mutual written consent at any time prior to the Transaction closing; (ii) upon the issuance of a final and non-appealable governmental order, the enactment of law or taking of other action permanently enjoining the Transaction closing (subject to certain conditions); and (iii) following a violation, breach or inaccuracy of any representation, warranty, covenant or agreement of the applicable party to the Transaction Agreement that would cause the closing conditions not to be satisfied and that has not been waived or cured within a certain period of time. The applicable Angelo Gordon parties were permitted to terminate the Transaction Agreement if the requisite consent of TPG stockholders was not delivered within two business days after the execution and delivery of the Transaction Agreement. This condition was satisfied by TPG.
If a specified percentage of Angelo Gordon’s clients (as measured by fee revenues calculated in accordance with the Transaction Agreement) fails to consent to the Transaction then TPG will not be obligated to complete the Transaction. If the Company’s shareholders do not vote to approve the New Investment Management Agreement, such objection will be taken into account when determining the specified consent percentage.
The Board has been informed that TPG and the Adviser will use reasonable best efforts to assure compliance with the conditions of Section 15(f) of the 1940 Act with respect to the Company from and after the closing of the Transaction, Section 15(f) provides that when a sale of securities or a controlling interest in an investment adviser to an investment company occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the sale if two conditions are satisfied: (1) for three years following the consummation of the transaction, at least seventy-five percent (75%) of the board of the investment company are not “interested persons” (as such term is defined in Section 2(a)(19) of the 1940 Act) of the investment company’s investment adviser or its predecessor investment adviser, and (2) during the two years after the transaction, an “unfair burden” is not imposed on the investment company as a result of the sale of such interest. The Board noted that the Adviser had informed them that the Transaction Agreement did not contain covenants related to reliance on the safe harbor provided by Section 15(f), and considered that fact in light of the information that the Transaction was not anticipated to affect the services provided to the Company or the fees and expenses borne by the Company. In order to comply with condition (1) above, Terrence Walters, an interested person of the Company, has informed the Board that he intends to resign his position as Trustee immediately prior to the Transaction closing. In this event, Mr. Walters would continue to serve as the Company’s Chief Financial Officer and Treasurer.
The Independent Trustees of the Company do not have any interest in the Transaction. In considering the recommendation of the Board that Shareholders “APPROVE” the New Investment Management Agreement, shareholders should be aware and take into account the fact that certain interested Trustees and officers of the Company have interests in the Transaction that may be different from, or in addition to, the interests of shareholders generally and that may create potential conflicts of interest. Each interested Trustee of the Company is an officer of the Adviser. Trevor Clark, an interested Trustee, also is a non-founding partner in Angelo Gordon. At the closing of the Transaction, non-founding partners in Angelo Gordon will generally receive consideration, in a mix of 85% equity and 15% cash, for their pro rata interests in Angelo Gordon. The equity component of the consideration which non-founding partners will receive will generally vest ratably over a five-year period with a full lockup during the first year post-closing. In addition, the Transaction also includes an earn out based on Angelo Gordon’s future financial performance. Payments of the earn out will be made in a mix of cash and equity as determined by TPG. Accordingly, Mr. Clark may receive a material financial benefit from the closing of the Transaction as well as the earn out. In addition, a portion of Angelo Gordon’s equity consideration will be distributed to its employees, including the Company’s officers. The Board was aware of and carefully considered these interests, among other matters, in evaluating the terms and structure of the Transaction and in recommending that shareholders of the Company “APPROVE” the New Investment Management Agreement.
Overview of the New Investment Management Agreement
A copy of the form of the New Investment Management Agreement is attached to this proxy statement as Exhibit A. The following description of the material terms of the New Investment Management Agreement is only a summary and is qualified in its entirety by reference to Exhibit A. A copy of the form of the New Investment Management Agreement marked to show changes from the Current Investment Management Agreement is attached to this proxy statement as Exhibit B.
Investment Advisory Services
The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. If the New Investment Management Agreement is approved by the shareholders of the Company, upon closing of the Transaction and subject to the overall supervision of the Board, the Adviser will continue to manage the day-to-day operations of the Company and provide the Company with investment advisory services. Under the proposed terms of the New Investment Management Agreement and with respect to the Company, the Adviser will continue to be responsible for the following:
•determining the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes in accordance with our investment objective, policies and restrictions;
•identifying investment opportunities and making investment decisions for us, including negotiating the terms of investments in, and dispositions of, portfolio securities and other instruments on our behalf;
•monitoring our investments;
•performing due diligence on prospective portfolio companies;
•exercising voting rights in respect of portfolio securities and other investments for us;
•serving on, and exercising observer rights for, boards of directors and similar committees of our portfolio companies;
•negotiating, obtaining and managing financing facilities and other forms of leverage; and
•providing us with such other investment advisory and related services as we may, from time to time, reasonably require for the investment of capital.
The Adviser’s services under the New Investment Management Agreement will not be exclusive and it will generally be free to furnish similar services to other entities so long as its services to us are not impaired.
Management Fee
There is no proposed change in the management fees payable by the Company to the Adviser for investment advisory services under the New Investment Management Agreement. The Company will continue to pay the Adviser a base management fee and an incentive fee. The cost of both the base management fee payable to the Adviser and any incentive fees earned by the Adviser will ultimately be borne by the Company’s shareholders.
Duration and Termination
If the Company’s shareholders approve the New Investment Management Agreement, unless earlier terminated as described below, the New Investment Management Agreement will remain in effect for two years from the date of its execution and thereafter from year-to-year if approved annually by the Board or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our Trustees who are not interested persons. Similar to the Current Investment Management Agreement, the New Investment Management Agreement will automatically terminate in the event of its assignment. The New Investment Management Agreement may be terminated by the Company upon 60 days’ written notice or by the Adviser upon 120 days’ written notice. The New Investment Management Agreement may also be terminated, without penalty, upon the vote of a majority of our outstanding voting securities.
Indemnification
The New Investment Management Agreement, like the Current Investment Management Agreement, provides that, the Adviser shall not be liable for any error of judgment or mistake of law or for any act or omission or any loss suffered by the Company in connection with the matters to which the New Investment Management Agreement relate, provided that the Adviser shall not be protected against any liability to the Company or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the reckless disregard of its duties and obligations (“disabling conduct”). The New Investment Management Agreement, like the Current Investment Management Agreement, provides that, absent disabling conduct, each of the Adviser and the Administrator, as applicable, and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it (collectively, the “Indemnified Parties”) will be entitled to indemnification from the Company for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of our Adviser’s services under the New Investment Management Agreement, and the Administrator’s services under the Administration Agreement or otherwise as adviser or administrator for the Company. In addition, the Company will not provide for indemnification of an Indemnified Party for any liability or loss suffered by such Indemnified Party, nor will the Company provide that an Indemnified Party be held harmless for any loss or liability suffered by us, unless:

(1) the Company has determined, in good faith, that the course of conduct that caused the loss or liability was in the Company’s best interest;
(2) the Indemnified Party was acting on our behalf or performing services for the Company;
(3) such liability or loss was not the result of negligence or misconduct, in the case that the Indemnified Party is the Adviser or Administrator, as applicable, an affiliate of the Adviser or Administrator or one of the Company’s officers; and
(4) the indemnification or agreement to hold harmless is recoverable only out of the Company’s net assets and not from the Company’s shareholders.
Administrative Services
The Administrator will continue to provide, or oversee the performance of, administrative and compliance services, including, but not limited to, maintaining financial records, overseeing the calculation of NAV, compliance monitoring (including diligence and oversight of our other service providers), preparing reports to shareholders and reports filed with the SEC and other regulators, preparing materials and coordinating meetings of our Board, managing the payment of expenses, the payment and receipt of funds for investments and the performance of administrative and professional services rendered by others and providing office space, equipment and office services.
Information about Executive Officers and Leadership
Following the Transaction closing, Angelo Gordon (including the Adviser) will become the sixth investment platform within TPG, complementing TPG’s existing five multi-strategy platforms (i.e., Capital, Growth, Impact, Real Estate, and Market Solutions). In addition, it is expected that Angelo Gordon’s partners and employees will own approximately 16% of TPG. It is currently anticipated that Angelo Gordon will remain under its current brand and led by its existing management and investment teams, subject to TPG’s overall control. It is currently anticipated that Angelo Gordon’s Co-CEOs Josh Baumgarten and Adam Schwartz will become Co-Managing Partners of the Angelo Gordon platform, reporting to TPG’s CEO, Jon Winkelried. In addition, following the Transaction closing, a senior Angelo Gordon partner will be appointed to TPG’s board of directors. There are no anticipated material changes to fund-level governance, investment committees or investment teams.
Board Approval of the New Investment Management Agreement
The Board met telephonically with the Adviser to consider the applicable New Investment Management Agreement on July 18, 2023. Certain representatives of TPG participated in the meeting in part. At that Board meeting, the Board, including all of the Independent Trustees, unanimously approved the New Investment Management Agreement. In reaching its decision to approve the New Investment Management Agreement, the Board, including all of the Independent Trustees, reviewed a significant amount of information, which had been furnished by the Adviser at the request of the Company’s counsel, on behalf of the Independent Trustees. In reaching a decision to approve the New Investment Management Agreement, the Board considered, among other things:
•the nature, extent and quality of services to be performed by the Adviser;
•the investment performance of the Company and other funds managed by the Adviser with a similar investment objective to the Company;
•the expected costs of services to be provided and the anticipated profits to be realized by the Adviser and its affiliates from their relationship with the Company;
•the possible economies of scale that would be realized due to the Company’s growth;
•whether fee levels reflect such economies of scale for the benefit of investors;
•comparisons of services to be rendered to and fees to be paid by the Company with the services provided by and the fees paid to other investment advisers and the services provided to and the fees paid by other clients of the Adviser; and
•whether consummation of the Transaction would have any impact on the above considerations.

The Board also noted that the New Investment Management Agreement would retain the existing fee structure under the applicable Current Investment Management Agreement and that no terms would change in the New Investment Management Agreement other than the date.
Nature, Extent and Quality of Services to be Provided
The Board considered the Adviser’s specific responsibilities in all aspects of day-to-day investment management of the Company, noting that the services to be provided under the New Investment Management Agreement are identical to those services provided by the Adviser under the Current Investment Management Agreement. The Board also noted the Adviser’s representations that the consummation of the Transaction is not expected to have any impact on the Adviser’s day-to-day operations or the services it provides to the Company.
In considering the nature, extent and quality of the investment management services to be provided by the Adviser, the Board noted that it had previously reviewed the written responses of the Adviser to initial and supplemental inquiries from the Independent Trustees, which included, among other things, information about the background and experience of its management and investment professionals.
In making investment decisions on behalf of the Company, the Adviser will continue to utilize and rely on the experience, insights, professional connections, and expertise of individuals at Angelo Gordon, The Board noted that Angelo Gordon is a leading alternative investment firm with an absolute return orientation. They further noted that the firm was founded in 1988 by John M. Angelo and Michael L. Gordon and as of December 31, 2022 manages approximately $73 billion. The Board also noted that Angelo Gordon has more than 650 employees, including over 200 investment professionals, and is headquartered in New York with associated offices across the U.S., Europe and Asia. The Board noted that Angelo Gordon manages capital across four investment categories: (i) corporate credit; (ii) direct lending; (iii) securitized products and (iv) real estate. They further observed that funds are managed in single-strategy vehicles or multi-strategy vehicles. The Board also noted that Angelo Gordon believes that a great deal of synergy exists among the investment teams, and their ability to work together has proven to be a key element in Angelo Gordon’s success. The Board observed that, in each discipline, the firm seeks to generate absolute returns, in all market environments and with less volatility than the overall markets, by exploiting market inefficiencies and capitalizing on situations that are not in the mainstream of investment opportunities. The Board noted that Angelo Gordon and the Adviser is each an SEC registered investment adviser. The Board further noted that the investment teams of Angelo Gordon would not be combined with TPG as a result of the Transaction, and that there were no expected plans to materially alter the composition of the Angelo Gordon investment team as a result of the Transaction.
The Board noted that Angelo Gordon has more than 30 years of experience investing across strategies for its clients. They observed that Angelo Gordon’s lending strategies focus on achieving consistency across economic cycles and are supported by highly experienced teams with broad sourcing networks. The Board further noted that Angelo Gordon’s middle market direct lending team at Twin Brook builds on this long-term history in deep credit underwriting. The Board noted that the senior team members of Twin Brook have been actively involved in the lower middle market for over 20 years and have built strong relationships with the middle market private equity sponsor community, along with most of the capital markets and senior management teams at many of the leading middle market finance companies. The Board also noted that since the launch of Twin Brook in 2014 through April 30, 2023, Angelo Gordon, through Twin Brook, has raised $13.9 billion of equity capital, constituting approximately $24.6 billion of total buying power, has made $28.0 billion worth of commitments since inception, and has closed on more than 1,400 transactions. The Board also noted Angelo Gordon’s robust legal and compliance platform and dedicated resources, and that, while TPG and Angelo Gordon were currently assessing how the legal and compliance platform and resources at both organizations will interact as a result of the Transaction, TPG is committed to maintaining a robust regulatory compliance program for the combined organization following the closing of the Transaction.
The Board also considered other investment management services provided to the Company, such as monitoring adherence to the Company’s investment restrictions and monitoring compliance with various Company policies and procedures and with applicable securities laws and regulations. The Board discussed Angelo Gordon’s cyber security programs and those of its service providers. Based on the factors above, as well as those discussed below, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Company by the Adviser, which would continue under the New Investment Management Agreement.
Investment Performance
The Board discussed the investment performance of the Company compared to a peer group of comparable business development companies (“BDCs”). It was noted that the Company’s performance for the year ended December 31, 2022 was that of the Company’s predecessor, AGTB Private BDC (the “Private BDC”), which commenced operations on May 10, 2022. The Private BDC was an affiliated BDC with the same Adviser, investment strategy, and fee structure to that of the Company. The Company merged with the Private BDC effective January 1, 2023, with the Company surviving. The Board noted that, for the period from May 10, 2022 to December 31, 2022, the Company’s ratio of net investment income to average net assets was approximately half of the median of its peer group and its total return based on change in net asset value per share was almost double that of the median of its peer group. It was noted that the Company’s metrics were reflective of its commencing operations in May 2022 as compared to peers that had been in operation for the full year and that the Company was still in the process of growing its portfolio and in May 2023 announced it had entered into a definitive agreement to acquire AG Twin Brook BDC, Inc., an affiliated BDC with approximately $200 million in assets and pursuing a substantially similar investment strategy to that of the Company but without the use of leverage. The Company’s merger with AG Twin Brook BDC, Inc. was approved by each company’s respective stockholders and closed on July 28, 2023. Each Board determined that it was satisfied with the Company’s performance.
Comparison of the Management Fee and Expense Ratio to Other Business Development Companies
The Board reviewed and considered comparative data with respect to the expense ratios and the amount and structure of the expenses paid by the Company’s peer group. The Board noted that the fee structure under the Current Investment Management Agreement would remain in place, with the Company’s base management fee, incentive fees and hurdle rate being below the median of the Company’s peer group. The Board also noted the current fee structures for Angelo Gordon’s other accounts and funds with strategies that most closely resemble the Company’s present investment strategy. The Board took into account the various factors that contributed to the differences in fees charged to Angelo Gordon’s clients, including the extensive regulatory overlay associated with the Company that may not apply to other clients.
The Board discussed the administration agreement in place for the Company, noting that the Adviser, in its capacity as the Company’s administrator, or an affiliate was entitled to be reimbursed for the Company’s allocable portion of expenses incurred by the administrator in providing services to the Company, including the allocable portion of the costs of compensation and related expenses of the chief financial officer, chief compliance officer, their staffs and other non-investment personnel who perform duties for the Company. The Board noted that the administrator was reimbursed at cost, with no profit, for such expenses and that Angelo Gordon had a robust infrastructure to allocate expenses to clients, including the Company.
Profitability of the Investment Management Agreement
The Board considered the profitability of the Adviser’s relationship with the Company. The Board discussed the Adviser’s expenses related to fulfilling its obligations pursuant to the Current Investment Management Agreement and noted that such expenses were not expected to change under the New Investment Management Agreement. The Board determined that the Adviser’s profitability with respect to the Company was reasonable in relation to the services provided.
Economies of Scale
The Board considered whether the Adviser had experienced economies of scale in connection with its management of the Company, and whether it was likely to experience economies of scale in the future. The Board noted that the Company commenced operations earlier in the year and as a result it was premature to discuss potential economies of scale. The Board noted that the fee structure under the New Investment Management Agreement would be the same as under the Current Investment Management Agreement, and that they would have the opportunity to receive updates in the future regarding any economies of scale realized by the Adviser from its management of the Company.
The Transaction
The Board also received substantial information about TPG, including information about its business and resources. The Board was satisfied that the Transaction would not result in any adverse consequences for the Company. In that regard, the Board noted representations from the Adviser and TPG that the consummation of the Transaction was not expected to result in any changes to the services the Adviser provides to the Company, or any material changes to the personnel providing those services.
Conclusions
No single factor was determinative of the decision of the Board, including all of the Independent Trustees, to approve the New Investment Management Agreement and individual Trustees may have weighed certain factors differently. Throughout the process, the Independent Trustees were advised by counsel. Following this process, the Board, including all of the Independent Trustees, unanimously voted to approve the New Investment Management Agreement subject to shareholder approval.
THE BOARD, INCLUDING EACH OF THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE NEW INVESTMENT MANAGEMENT AGREEMENT.

OTHER MATTERS

Other Business
The Board does not presently intend to bring any other business before the Special Meeting. As to any other business that may properly come before the Special Meeting, however, the proxies will be voted in respect thereof in accordance with the discretion of the proxyholders.
Whether or not you expect to participate in the Special Meeting, please follow the instructions on the enclosed proxy card to vote via the Internet, by telephone, or by signing, dating and returning the enclosed proxy card so that you may be represented at the Special Meeting. The Special Meeting will take place on the 36th Floor at the Adviser’s offices located at 111 South Wacker Drive, Chicago, Illinois 60606. Please allow time for check-in procedures. For questions regarding the virtual Special Meeting and voting, please contact us by calling collect at (212) 692-2011, by sending an email to us at AGClientRelations@angelogordon.com, or by writing to AG Twin Brook Capital Income Fund at 245 Park Avenue, 26th Floor, New York, New York 10167, Attention: Corporate Secretary.
Delivery of Proxy Materials
Please note that only one copy of this proxy statement may be delivered to two or more shareholders of record of the Company who share an address unless we have received contrary instructions from one or more of such shareholders. We will deliver promptly, upon request, a separate copy of any of this document to shareholders of record of the Company at a shared address to which a single copy of such document(s) was delivered. Shareholders who wish to receive a separate copy of this document, or to receive a single copy of such document if multiple copies were delivered, now or in the future, should submit their request by calling collect at (212) 692-2011, by sending an email to us at AGClientRelations@angelogordon.com, or by writing to AG Twin Brook Capital Income Fund at 245 Park Avenue, 26th Floor, New York, New York 10167, Attention: Corporate Secretary.
Available Information
The Company files periodic reports, current reports, proxy statements and other information with the SEC. This information is available at the SEC’s public reference room at 100 F Street, NE, Washington, D.C. 20549 and on the SEC’s website at www.sec.gov. The public may obtain information on the operation of the SEC’s public reference room by calling the SEC at (202) 551-8090. This information, including the Company’s most recent Annual Report on Form 10-K, is also available free of charge by calling collect at (212) 692-2011, by sending an email to us at AGClientRelations@angelogordon.com, or by writing to AG Twin Brook Capital Income Fund at 245 Park Avenue, 26th Floor, New York, New York 10167, Attention: Corporate Secretary, or on our website at https://www.AGTBCAP.com. The information on this website is not incorporated by reference into this proxy statement.

Exhibit A
INVESTMENT MANAGEMENT AGREEMENT

BETWEEN

AG TWIN BROOK CAPITAL INCOME FUND

AND

AGTB FUND MANAGER, LLC
This Investment Management Agreement made this [ ] day of [ ], 2023, is made by and between AG Twin Brook Capital Income Fund, a Delaware statutory trust (herein referred to as the “Fund”) and AGTB Fund Manager, LLC, a Delaware limited liability company (herein referred to as the “Adviser”) (the “Agreement”).
WHEREAS, the Fund is a closed-end management investment company that has elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940 (the “Investment Company Act”);
WHEREAS, the Adviser is an investment adviser that has registered under the Investment Advisers Act of 1940 (the “Advisers Act”); and
WHEREAS, the Fund desires to retain the Adviser to furnish investment advisory services to the Fund on the terms and conditions hereinafter set forth, and the Adviser wishes to be retained to provide such services.
NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the parties hereby agree as follows:
1. Duties of the Adviser.
(a) The Fund hereby employs the Adviser to act as the investment adviser to the Fund and to manage the investment and reinvestment of the assets of the Fund, subject to the supervision of the Fund’s board of trustees (the “Board of Trustees”), for the period and upon the terms herein set forth, (i) in accordance with the investment objective, policies and restrictions that are set forth in the Fund’s Registration Statement on Form N-2, as the same shall be amended from time to time (as amended, the “Registration Statement”), (ii) in accordance with the Investment Company Act and (iii) during the term of this Agreement, in accordance with all other applicable federal and state laws, rules and regulations, and the Fund’s charter and by-laws. Without limiting the generality of the foregoing, the Adviser hereby undertakes and agrees, upon the terms and conditions herein set forth, to provide overall investment advisory services for the Fund and in connection therewith to, in accordance with the Fund’s investment objective, policies and restrictions as in effect from time to time:
(i) determining the composition of the Fund’s portfolio, the nature and timing of the changes to the Fund’s portfolio and the manner of implementing such changes in accordance with the Fund’s investment objective, policies and restrictions;
(ii) identifying investment opportunities and making investment decisions for the Fund, including negotiating the terms of investments in, and dispositions of, portfolio securities and other instruments on the Fund’s behalf;

(iii) monitoring the Fund’s investments;
(iv) performing due diligence on prospective portfolio companies;
(v) exercising voting rights in respect of portfolio securities and other investments for the Fund;
(vi) serving on, and exercising observer rights for, boards of directors and similar committees of the Fund’s portfolio companies;
(vii) negotiating, obtaining and managing financing facilities and other forms of leverage; and
(viii) providing the Fund with such other investment advisory and related services as the Fund may, from time to time, reasonably require for the investment of capital, which may include, without limitation:
(A) making, in consultation with the Board of Trustees, investment strategy decisions for the Fund;
(B) reasonably assisting the Board of Trustees and the Fund’s other service providers with the valuation of the Fund’s assets; and
(C) exercising voting rights in respect of the Fund’s portfolio securities and other investments.
In addition, prior to the qualification of the Fund’s common shares of beneficial interest (“Shares”) as Covered Securities, as defined in Section 18 of the Securities Act of 1933 (the “Securities Act”), the following provisions in Section 1(a)(ix) – (x) shall apply.
(ix) The Adviser shall, upon request by an official or agency administering the securities laws of a state (a “State Administrator”), submit to such State Administrator the reports and statements required to be distributed to the Fund’s shareholders pursuant to this Agreement, any registration statement filed with the Securities and Exchange Commission (“SEC”) and applicable federal and state law.
(x) The Adviser has a fiduciary responsibility and duty to the Fund for the safekeeping and use of all the funds and assets of the Fund, whether or not in the Adviser’s immediate possession or control. The Adviser shall not employ, or permit another to employ, such funds or assets except for the exclusive benefit of the Fund. The Adviser shall not contract away any fiduciary obligation owed by the Adviser to the Fund’s shareholders under common law.

(b) Subject to the supervision of the Board of Trustees, the Adviser shall have the power and authority on behalf of the Fund to effectuate its investment decisions for the Fund, including the execution and delivery of all documents relating to the Fund’s investments and the placing of orders for other purchase or sale transactions on behalf of the Fund and causing the Fund to pay investment-related expenses. In the event that the Fund determines to acquire debt financing or to refinance existing debt financing, the Adviser will arrange for such financing on the Fund’s behalf. If it is necessary or appropriate for the Adviser to make investments on behalf of the Fund through a subsidiary or special purpose vehicle, the Adviser shall have authority to create or arrange for the creation of such subsidiary or special purpose vehicle and to make such investments through such subsidiary or special purpose vehicle in accordance with the Investment Company Act.
(c) The Adviser hereby accepts such engagement and agrees during the term hereof to render the services described herein for the compensation provided herein.

(d) Subject to the prior approval of a majority of the Board of Trustees, including a majority of the Board of Trustees who are not “interested persons” of the Fund and, to the extent required by the Investment Company Act and the rules and regulations thereunder, subject to any applicable guidance or interpretation of the SEC or its staff, by the shareholders of the Fund, as applicable, the Adviser is hereby authorized, but not required, to enter into one or more sub-advisory agreements with other investment advisers (each, a “Sub-Adviser”) pursuant to which the Adviser may obtain the services of the Sub-Adviser(s) to assist the Adviser in fulfilling its responsibilities hereunder. The Adviser, and not the Fund, shall be responsible for any compensation payable to any Sub-Adviser. Any sub-advisory agreement entered into by the Adviser shall be in accordance with the requirements of the Investment Company Act, the Advisers Act and other applicable federal and state law. The Fund acknowledges that the Adviser makes no warranty that any investments made by the Adviser hereunder will not depreciate in value or at any time not be affected by adverse tax consequences, nor does it give any warranty as to the performance or profitability of the assets or the success of any investment strategy recommended or used by the Adviser.
(e) The Adviser shall for all purposes herein provided be deemed to be an independent contractor and, except as expressly provided or authorized herein, shall have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.
(f) The Adviser shall keep and preserve, in the manner and for the period required by the Investment Company Act, any books and records relevant to the provision of its investment advisory services to the Fund and shall specifically maintain all books and records with respect to the Fund’s portfolio transactions and shall render to the Fund’s Board of Trustees such periodic and special reports as the Board of Trustees may reasonably request. The Adviser agrees that all records that it maintains for the Fund are the property of the Fund and will surrender promptly to the Fund any such records upon the Fund’s request, provided that the Adviser may retain a copy of such records.

2. Fund Responsibilities and Expenses Payable by the Fund. In connection herewith, the Adviser agrees to maintain a staff within its organization to furnish the above services to the Fund. The Adviser shall bear the expenses arising out of its duties hereunder, except as provided in this Section 2.
Except as specifically provided below and above in Section 1 hereof, the Fund anticipates that all investment professionals and staff of the Adviser, when and to the extent engaged in providing investment advisory services to the Fund, and the base compensation, bonus and benefits, and the routine overhead expenses, of such personnel allocable to such services, will be provided and paid for by the Adviser. The Fund will bear all other costs and expenses of the Fund’s operations, administration and transactions, including, but not limited to:
(a) investment advisory fees, including management fees and incentive fees, to the Adviser, pursuant to this Agreement;
(b) the Fund’s allocable portion of compensation, overhead (including rent, office equipment and utilities) and other expenses incurred by AGTB Fund Manager, LLC (the “Administrator”) in performing its administrative obligations under the administration agreement between the Fund and the Administrator (the “Administration Agreement”), including but not limited to: (i) the Fund’s chief compliance officer, chief financial officer, general counsel and their respective staffs; (ii) investor relations, legal, operations and other non-investment professionals at the Administrator that perform duties for the Fund; and (iii) any personnel of Angelo, Gordon & Co., L.P. (“Angelo Gordon”) or any of its affiliates providing non-investment related services to the Fund; and

(c) all other expenses of the Fund’s operations, administrations and transactions including, without limitation, those relating to:
(i) organization and offering expenses associated with the offering of securities (including legal, accounting, printing, mailing, subscription processing and filing fees and expenses and other offering expenses, including costs associated with technology integration between the Fund’s systems and those of participating intermediaries, reasonable bona fide due diligence expenses of participating intermediaries supported by detailed and itemized invoices, costs in connection with preparing sales materials and other marketing expenses, design and website expenses, fees and expenses of the Fund’s transfer agent, fees to attend retail seminars sponsored by participating intermediaries and costs, expenses and reimbursements for travel, meals, accommodations, entertainment and other similar expenses related to meetings or events with prospective investors, intermediaries, registered investment advisors or financial or other advisors, but excluding the shareholder servicing fee);
(ii) all taxes, fees, costs, and expenses, retainers and/or other payments of accountants, legal counsel, advisors (including tax advisors), administrators, auditors (including with respect to any additional auditing required under The Directive 2011/61/EU of the European Parliament and of the Council of 8 June 2011 on Alternative Investment Fund Managers and any applicable legislation implemented by an EEA Member state in connection with such Directive (the “AIFMD”), investment bankers, administrative agents, paying agents, depositaries, custodians, trustees, sub-custodians, consultants (including individuals consulted through expert network consulting firms), engineers, senior advisors, industry experts, operating partners, deal sourcers (including personnel dedicated to but not employed by the Administrator or its affiliates in the credit-focused business of Angelo Gordon), and other professionals (including, for the avoidance of doubt, the costs and charges allocable with respect to the provision of internal legal, tax, accounting, technology or other services and professionals related thereto (including secondees and temporary personnel or consultants that may be engaged on short- or long-term arrangements) as deemed appropriate by the Administrator, with the oversight of the Board of Trustees, where such internal personnel perform services that would be paid by the Fund if outside service providers provided the same services); fees, costs, and expenses herein include (x) costs, expenses and fees for hours spent by its in-house attorneys and tax advisors that provide legal advice and/or services to the Fund or its portfolio companies on matters related to potential or actual investments and transactions and the ongoing operations of the Fund and (y) expenses and fees to provide administrative and accounting services to the Fund or its portfolio companies, and expenses, charges and/or related costs incurred directly by the Fund or affiliates in connection such services (including overhead related thereto), in each case, (I) that are specifically charged or specifically allocated or attributed by the Administrator, with the oversight of the Board of Trustees, to the Fund or its portfolio companies and (II) provided that any such amounts shall not be greater than what would be paid to an unaffiliated third party for substantially similar advice and/or services of the same skill and expertise);
(iii) the cost of calculating the Fund’s net asset value, including the cost of any third-party valuation services;
(iv) the cost of effecting any sales and repurchases of the Shares and other securities;

(v) fees and expenses payable under any intermediary manager and selected intermediary agreements, if any;
(vi) interest and fees and expenses arising out of all borrowings, guarantees and other financings or derivative transactions (including interest, fees and related legal expenses) made or entered into by the Fund, including, but not limited to, the arranging thereof and related legal expenses;
(vii) all fees, costs and expenses of any loan servicers and other service providers and of any custodians, lenders, investment banks and other financing sources;
(viii) costs incurred in connection with the formation or maintenance of entities or vehicles to hold the Fund’s assets for tax or other purposes;
(ix) costs of derivatives and hedging;
(x) expenses, including travel, entertainment, lodging and meal expenses, incurred by the Adviser, or members of its investment team, or payable to third parties, in evaluating, developing, negotiating, structuring and performing due diligence on prospective portfolio companies, including such expenses related to potential investments that were not consummated, and, if necessary, enforcing the Fund’s rights;
(xi) expenses (including the allocable portions of compensation and out-of-pocket expenses such as travel expenses) or an appropriate portion thereof of employees of the Adviser to the extent such expenses relate to attendance at meetings of the Board of Trustees or any committees thereof;
(xii) all fees, costs and expenses, if any, incurred by or on behalf of the Fund in developing, negotiating and structuring prospective or potential investments that are not ultimately made, including, without limitation any legal, tax, administrative, accounting, travel, meals, accommodations and entertainment, advisory, consulting and printing expenses, reverse termination fees and any liquidated damages, commitment fees that become payable in connection with any proposed investment that is not ultimately made, forfeited deposits or similar payments;
(xiii) the allocated costs incurred by the Adviser and the Administrator in providing managerial assistance to those portfolio companies that request it;
(xiv) all brokerage costs, hedging costs, prime brokerage fees, custodial expenses, agent bank and other bank service fees; private placement fees, commissions, appraisal fees, commitment fees and underwriting costs; costs and expenses of any lenders, investment banks and other financing sources, and other investment costs, fees and expenses actually incurred in connection with evaluating, making, holding, settling, clearing, monitoring or disposing of actual investments (including, without limitation, travel, meals, accommodations and entertainment expenses and any expenses related to attending trade association and/or industry meetings, conferences or similar meetings, any costs or expenses relating to currency conversion in the case of investments denominated in a currency other than U.S. dollars) and expenses arising out of trade settlements (including any delayed compensation expenses);
(xv) investment costs, including all fees, costs and expenses incurred in sourcing, evaluating, developing, negotiating, structuring, trading (including trading errors), settling, monitoring and holding prospective or actual investments or investment strategies including, without limitation, any financing, legal, filing, auditing, tax, accounting, compliance, loan administration, travel, meals, accommodations and entertainment, advisory, consulting, engineering, data-related and other professional fees, costs and expenses in connection therewith (to the extent the Adviser is not reimbursed by a prospective or actual issuer of the applicable investment or other third parties or capitalized as part of the acquisition price of the transaction) and any fees, costs and expenses related to the organization or maintenance of any vehicle through which the Fund directly or indirectly participates in the acquisition, holding and/or disposition of investments or which otherwise facilitate the Fund’s investment activities, including without limitation any travel and accommodations expenses related to such vehicle and the salary and benefits of any personnel (including personnel of Adviser or its affiliates) reasonably necessary and/or advisable for the maintenance and operation of such vehicle, or other overhead expenses (including any fees, costs and expenses associated with the leasing of office space (which may be made with one or more affiliates of Angelo Gordon as lessor in connection therewith));
(xvi) transfer agent, dividend agent and custodial fees;
(xvii) fees and expenses associated with marketing efforts;
(xviii) federal and state registration fees, franchise fees, any stock exchange listing fees and fees payable to rating agencies;
(xix) independent trustees’ fees and expenses including reasonable travel, entertainment, lodging and meal expenses, and any legal counsel or other advisors retained by, or at the discretion or for the benefit of, the independent trustees;
(xx) costs of preparing financial statements and maintaining books and records, costs of Sarbanes-Oxley Act of 2002 compliance and attestation and costs of preparing and filing reports or other documents with the SEC, Financial Industry Regulatory Authority, U.S. Commodity Futures Trading Commission (“CFTC”) and other regulatory bodies and other reporting and compliance costs, including registration and exchange listing and the costs associated with reporting and compliance obligations under the Investment Company Act and any other applicable federal and state securities laws, and the compensation of professionals responsible for the foregoing;
(xxi) all fees, costs and expenses associated with the preparation and issuance of the Fund’s periodic reports and related statements (e.g., financial statements and tax returns) and other internal and third-party printing (including a flat service fee), publishing (including time spent performing such printing and publishing services) and reporting-related expenses (including other notices and communications) in respect of the Fund and its activities (including internal expenses, charges and/or related costs incurred, charged or specifically attributed or allocated by the Fund or the Adviser or its affiliates in connection with such provision of services thereby);
(xxii) the costs of any reports, proxy statements or other notices to shareholders (including printing and mailing costs) and the costs of any shareholder or Trustee meetings;
(xxiii) proxy voting expenses;
(xxiv) costs associated with an exchange listing;
(xxv) costs of registration rights granted to certain investors;

(xxvi) any taxes and/or tax-related interest, fees or other governmental charges (including any penalties incurred where the Adviser lacks sufficient information from third parties to file a timely and complete tax return) levied against the Fund and all expenses incurred in connection with any tax audit, investigation, litigation, settlement or review of the Fund and the amount of any judgments, fines, remediation or settlements paid in connection therewith;
(xxvii) all fees, costs and expenses of any litigation, arbitration or audit involving the Fund any vehicle or its portfolio companies and the amount of any judgments, assessments fines, remediations or settlements paid in connection therewith, Trustees and officers, liability or other insurance (including costs of title insurance) and indemnification (including advancement of any fees, costs or expenses to persons entitled to indemnification) or extraordinary expense or liability relating to the affairs of the Fund;
(xxviii) all fees, costs and expenses associated with the Fund’s information, obtaining and maintaining technology (including the costs of any professional service providers), hardware/software, data-related communication, market data and research (including news and quotation equipment and services and including costs allocated by the Adviser’s or its affiliates’ internal and third-party research group (which are generally based on time spent, assets under management, usage rates, proportionate holdings or a combination thereof or other reasonable methods determined by the Administrator) and expenses and fees (including compensation costs) charged or specifically attributed or allocated by Adviser and/or its affiliates for data-related services provided to the Fund and/or its portfolio companies (including in connection with prospective investments), each including expenses, charges, fees and/or related costs of an internal nature; provided, that any such expenses, charges or related costs shall not be greater than what would be paid to an unaffiliated third party for substantially similar services) reporting costs (which includes notices and other communications and internally allocated charges), and dues and expenses incurred in connection with membership in industry or trade organizations;
(xxix) the costs of specialty and custom software for monitoring risk, compliance and the overall portfolio, including any development costs incurred prior to the filing of the Fund’s election to be treated as a business development company;
(xxx) costs associated with individual or group shareholders;
(xxxi) fidelity bond, trustees and officers errors and omissions liability insurance and other insurance premiums;
(xxxii) direct costs and expenses of administration, including printing, mailing, long distance telephone, copying and secretarial and other staff;
(xxxiii) all fees, costs and expenses of winding up and liquidating the Fund’s assets;
(xxxiv) extraordinary expenses (such as litigation or indemnification);
(xxxv) all fees, costs and expenses related to compliance-related matters (such as developing and implementing specific policies and procedures in order to comply with certain regulatory requirements) and regulatory filings; notices or disclosures related to the Fund’s activities (including, without limitation, expenses relating to the preparation and filing of filings required under the Securities Act, Internal Revenue Service filings under FATCA and FBAR reporting requirements applicable to the Fund or reports to be filed with the

CFTC, reports, disclosures, filings and notifications prepared in connection with the laws and/or regulations of jurisdictions in which the Fund engages in activities, including any notices, reports and/or filings required under the AIFMD, European Securities and Markets Authority and any related regulations, and other regulatory filings, notices or disclosures of the Adviser relating to the Fund and its affiliates relating to the Fund, and their activities) and/or other regulatory filings, notices or disclosures of the Adviser and its affiliates relating to the Fund including those pursuant to applicable disclosure laws and expenses relating to FOIA requests, but excluding, for the avoidance of doubt, any expenses incurred for general compliance and regulatory matters that are not related to the Fund and its activities;
(xxxvi) costs and expenses (including travel) in connection with the diligence and oversight of the Fund’s service providers;
(xxxvii) costs and expenses, including travel, meals, accommodations, entertainment and other similar expenses, incurred by the Adviser or its affiliates for meetings with existing investors and any intermediaries, registered investment advisors, financial and other advisors representing such existing investors; and
(xxxviii) all other expenses incurred by the Administrator in connection with administering the Fund’s business.

In addition, prior to the qualification of the Shares as Covered Securities, the following provision Section 2(xxxix) shall apply.
(xxxix) In addition to the compensation paid to the Adviser pursuant to Section 5, the Fund shall reimburse the Adviser for all expenses of the Fund incurred by the Adviser as well as the actual cost of goods and services used for or by the Fund and obtained from entities not affiliated with the Adviser. The Adviser or its affiliates may be reimbursed for the administrative services performed by it or such affiliates on behalf of the Fund pursuant to any separate administration or co-administration agreement with the Adviser; however, no reimbursement shall be permitted for services for which the Adviser is entitled to compensation by way of a separate fee. Excluded from the allowable reimbursement shall be:
(A) rent or depreciation, utilities, capital equipment, and other administrative items of the Adviser; and
(B) salaries, fringe benefits, travel expenses and other administrative items incurred or allocated to any Controlling Person of the Adviser. The term “Controlling Person” shall mean a person, whatever his or her title, who performs functions for the Adviser similar to those of (a) the chairman or other member of a board of directors, (b) executive officers or (c) those holding 10% or more equity interest in the Adviser, or a person having the power to direct or cause the direction of the Adviser, whether through the ownership of voting securities, by contract or otherwise.
From time to time, the Adviser, the Administrator or their affiliates may pay third-party providers of goods or services. The Fund will reimburse the Adviser, the Administrator or such affiliates thereof for any such amounts paid on the Fund’s behalf. From time to time, the Adviser or the Administrator may defer or waive fees and/or rights to be reimbursed for expenses. All of the foregoing expenses will ultimately be borne by the Fund’s shareholders.

3. Transactions with Affiliates. The Adviser is authorized on behalf of the Fund, from time to time when deemed to be in the best interests of the Fund and to the extent permitted by applicable law, to purchase and/or sell securities in which the Adviser or any of its affiliates underwrites, deals in and/or makes a market and/or may perform or seek to perform investment banking services for issuers of such securities. The Adviser is further authorized, to the extent permitted by applicable law, to select brokers (including any brokers affiliated with the Adviser) for the execution of trades for the Fund.
4. Best Execution; Research Services.
(a) The Adviser is authorized, for the purchase and sale of the Fund’s portfolio securities, to employ such dealers and brokers as may, in the judgment of the Adviser, implement the policy of the Fund to obtain the best results, taking into account such factors as price, including dealer spread, the size, type and difficulty of the transaction involved, the firm’s general execution and operational facilities and the firm’s risk in positioning the securities involved. Consistent with this policy, the Adviser is authorized to direct the execution of the Fund’s portfolio transactions to dealers and brokers furnishing statistical information or research deemed by the Adviser to be useful or valuable to the performance of its investment advisory functions for the Fund. It is understood that in these circumstances, as contemplated by Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the commissions paid may be higher than those which the Fund might otherwise have paid to another broker if those services had not been provided. Information so received will be in addition to and not in lieu of the services required to be performed by the Adviser. It is understood that the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such information or research. Research services furnished to the Adviser by brokers who effect securities transactions for the Fund may be used by the Adviser in servicing other investment companies, entities or funds and accounts which it manages. Similarly, research services furnished to the Adviser by brokers who effect securities transactions for other investment companies, entities or funds and accounts which the Adviser manages may be used by the Adviser in servicing the Fund. It is understood that not all of these research services are used by the Adviser in managing any particular account, including the Fund.
The Adviser and its affiliates may aggregate purchase or sale orders for the assets with purchase or sale orders for the same security for other clients’ accounts of the Adviser or of its affiliates, the Adviser’s own accounts and hold proprietary positions in accordance with its current aggregation and allocation policy (collectively, the “Advisory Clients”), but only if (x) in the Adviser’s reasonable judgment such aggregation results in an overall economic or other benefit to the assets taking into consideration the advantageous selling or purchase price, brokerage commission and other expenses and factors and (y) the Adviser’s actions with respect to aggregating orders for multiple Advisory Clients, as well as the Fund, are consistent with applicable law. However, the Adviser is under no obligation to aggregate any such orders under any circumstances.
(b) Excess Brokerage Commissions. The Adviser is hereby authorized, to the fullest extent now or hereafter permitted by law, to cause the Fund to pay a member of a national securities exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of such exchange, broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities, that such amount of commission is reasonable in relation to the value of the brokerage and/or research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or its overall responsibilities with respect to the Fund’s portfolio, and constitutes the best net results for the Fund.

In addition, prior to the qualification of the Shares as Covered Securities, the following Section 4(c) shall apply.
(c) All Front End Fees (as applicable and defined in the Fund’s Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”)) shall be reasonable and shall not exceed 18% of the gross proceeds of any offering, regardless of the source of payment and the percentage of gross proceeds of any offering committed to investment shall be at least eighty-two percent (82%). All items of compensation to underwriters or dealers, including, but not limited to, selling commissions, expenses, rights of first refusal, consulting fees, finders’ fees and all other items of compensation of any kind or description paid by the Fund, directly or indirectly, shall be taken into consideration in computing the amount of allowable Front End Fees.
5. Compensation of the Adviser. The Fund agrees to pay, and the Adviser agrees to accept, as compensation for the services provided by the Adviser hereunder, a base management fee (“Base Management Fee”) and an incentive fee (“Incentive Fee”) as hereinafter set forth. The Fund shall make any payments due hereunder to the Adviser or to the Adviser’s designee as the Adviser may otherwise direct.
(a) Base Management Fee. The Base Management Fee is payable monthly in arrears at an annual rate of 1.25% of the value of Fund’s net assets as of the beginning of the first business day of the month. For the first calendar month in which the Fund has operations, net assets will be measured as the beginning net assets as of the date on which the Fund begins operations.
(b) Incentive Fee. The Incentive Fee will consist of two components that are independent of each other, with the result that one component may be payable even if the other is not. A portion of the Incentive Fee is based on a percentage of the Fund’s income and a portion is based on a percentage of the Fund’s capital gains, each as described below.
(i) Incentive Fee on Pre-Incentive Fee Net Investment Income. The portion based on the Fund’s income is based on Pre-Incentive Fee Net Investment Income Returns. “Pre-Incentive Fee Net Investment Income Returns” means, as the context requires, either the dollar value of, or percentage rate of return on the value of the Fund’s net assets at the end of the immediate preceding quarter from, interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees that the Fund receives from portfolio companies) accrued during the calendar quarter, minus the Fund’s operating expenses accrued for the quarter (including the Base Management Fee, expenses payable under the Administration Agreement, and any interest expense or fees on any credit facilities or outstanding debt and dividends paid on any issued and outstanding preferred shares, but excluding the incentive fee and any distribution or shareholder servicing fees).
Pre-Incentive Fee Net Investment Income Returns include, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with pay-in-kind interest and zero coupon securities), accrued income that the Fund has not yet received in cash. Pre-Incentive Fee Net Investment Income Returns do not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.

Pre-Incentive Fee Net Investment Income Returns, expressed as a rate of return on the value of the Fund’s net assets at the end of the immediate preceding quarter, is compared to a “hurdle rate” of return of 1.25% per quarter (5.0% annualized).
The Fund will pay the Adviser an incentive fee quarterly in arrears with respect to the Fund’s Pre-Incentive Fee Net Investment Income Returns in each calendar quarter as follows:

•    no incentive fee based on Pre-Incentive Fee Net Investment Income Returns in any calendar quarter in which the Fund’s Pre-Incentive Fee Net Investment Income Returns do not exceed the hurdle rate of 1.25% per quarter;
•    100% of the dollar amount of the Fund’s Pre-Incentive Fee Net Investment Income Returns with respect to that portion of such Pre-Incentive Fee Net Investment Income Returns, if any, that exceeds the hurdle rate but is less than a rate of return of 1.43% (5.72% annualized). This is referred to as Pre-Incentive Fee Net Investment Income Returns (which exceeds the hurdle rate but is less than 1.43%) as the “catch-up”; and
•    12.5% of the dollar amount of the Fund’s Pre-Incentive Fee Net Investment Income Returns, if any, that exceed a rate of return of 1.43% (5.72% annualized).
These calculations will be appropriately pro-rated for any period of less than three months and adjusted for any share issuances or repurchases by the Fund during the relevant quarter.
(ii) Incentive Fee Based on Capital Gains. The second component of the Incentive Fee, the Capital Gains Incentive Fee, is payable at the end of each calendar year in arrears.
The amount payable equals:

•    12.5% of cumulative realized capital gains from inception through the end of such calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fee on capital gains as calculated in accordance with GAAP.

Each year, the fee paid for the capital gains incentive fee is net of the aggregate amount of any previously paid capital gains incentive fee for all prior periods. The Fund will accrue, but will not pay, a capital gains incentive fee with respect to unrealized appreciation because a capital gains incentive fee would be owed to the Adviser if the Fund were to sell the relevant investment and realize a capital gain. In no event will the capital gains incentive fee payable pursuant to this Agreement be in excess of the amount permitted by the Advisers Act, including Section 205 thereof.
The fees that are payable under this Agreement for any partial period will be appropriately prorated.
6. Representations and Warranties.
(a) The Adviser represents and warrants that it is duly registered and authorized as an investment adviser under the Advisers Act, and the Adviser agrees to maintain effective all material requisite registrations, authorizations and licenses, as the case may be, until the termination of this Agreement.

In addition, prior to the qualification of the Shares as Covered Securities, the following provisions in Sections 6(b) – (h) shall apply.
(b) The Adviser shall prepare or shall cause to be prepared and distributed to shareholders during each year the following reports of the Fund (either included in a periodic report filed with the SEC or distributed in a separate report) (i) within sixty (60) days of the end of each quarter, a report containing the same financial information contained in the Fund’s Quarterly Report on Form 10-Q filed by the Fund under the Exchange Act and (ii) within one hundred and twenty (120) days after the end of the Fund’s fiscal year, (a) an annual report that shall include financial statements prepared in accordance with U.S. GAAP which are audited and reported on by independent certified public accountants; (b) a report of the material activities of the Fund during the period covered by the report; (c) where forecasts have been provided to the Fund’s shareholders, a table comparing the forecasts previously provided with the actual results during the period covered by the report; and (d) a report setting forth distributions to the Fund’s shareholders for the period covered thereby and separately identifying distributions from: (A) cash flow from operations during the period; (B) cash flow from operations during a prior period which have been held as reserves; (C) proceeds from disposition of assets; and (D) reserves from the gross proceeds of the Fund’s offering.
(c) From time to time and not less than quarterly, the Fund shall cause the Adviser to review the Fund’s accounts to determine whether cash distributions are appropriate. The Fund may, subject to authorization by the Board of Trustees, distribute pro rata to the Fund’s shareholders funds which the Board of Trustees deems unnecessary to retain in the Fund. The Board of Trustees may from time to time authorize the Fund to declare and pay to the Fund’s shareholders such dividends or other distributions, in cash or other assets of the Fund or in securities of the Fund, including in shares of one class or series payable to the holders of the shares of another class or series, or from any other source as the Board of Trustees in its discretion shall determine. Any such cash distributions to the Adviser shall be made only in conjunction with distributions to shareholders and only out of funds properly allocated to the Adviser’s account. All such cash distributions shall be made only out of funds legally available therefor pursuant to the Delaware General Corporation Law, as amended from time to time.
(d) The Adviser shall, in its sole discretion, temporarily place proceeds from offerings by the Fund of its equity securities into short-term, highly liquid investments which, in its reasonable judgment, afford appropriate safety of principal during such time as it is determining the composition and allocation of the portfolio of the Fund and the nature, timing and implementation of any changes thereto pursuant to Section 1 of the this Agreement; provided however, that the Adviser shall be under no fiduciary obligation to select any such short-term, highly liquid investment based solely on any yield or return of such investment. The Adviser shall cause any proceeds of the offering of Fund securities not committed for investment within the later of two years from the date of effectiveness of the Registration Statement or one year from termination of the offering, unless a longer period is permitted by the applicable State Administrator, to be paid as a distribution to the shareholders of the Fund as a return of capital without deduction of a sales load.
7. Limitations on the Engagement of the Adviser. The services of the Adviser to the Fund are not exclusive, and the Adviser may engage in any other business or render similar or different services to others including, without limitation, the direct or indirect sponsorship or management of other investment based accounts or commingled pools of capital, however structured, having investment objectives similar to those of the Fund, so long as its services to the Fund hereunder are not impaired thereby, and nothing in this Agreement shall limit or restrict the right of any manager, partner, officer or employee of the Adviser to engage in any other business or to devote his or her time and attention in part to any other business, whether of a similar or dissimilar nature, or to receive any fees or compensation in connection therewith (including fees for serving as a director of, or providing consulting services to, one or more of the Fund’s portfolio companies, subject to applicable law). So long as this Agreement or any extension, renewal or amendment remains in effect, the Adviser shall be the only investment adviser for the Fund, subject to the Adviser’s right to enter into sub-advisory agreements. It is understood that the Adviser shall not have any obligation to recommend for purchase or sale any loans which its principals, affiliates or employees may purchase or sell for its or their own accounts or for any other client or account if, in the opinion of the Adviser, such transaction or investment appears unsuitable, impractical or undesirable for the Fund. Nothing herein shall be construed as constituting the Adviser an agent of the Fund. The Adviser assumes no responsibility under this Agreement other than to render the services called for hereunder. It is understood that trustees, officers, employees and shareholders of the Fund are or may become interested in the Adviser and its affiliates, as trustees, officers, employees, partners, shareholders, members, managers or otherwise, and that the Adviser and trustees, officers, employees, partners, shareholders, members and managers of the Adviser and its affiliates are or may become similarly interested in the Fund as shareholders or otherwise. Subject to any restrictions prescribed by law, by the provisions of the Code of Ethics of the Fund and the Adviser and by the Adviser’s Allocation Policy, the Adviser and its members, officers, employees and agents shall be free from time to time to acquire, possess, manage and dispose of securities or other investment assets for their own accounts, for the accounts of their family members, for the account of any entity in which they have a beneficial interest or for the accounts of others for whom they may provide investment advisory, brokerage or other services (collectively, “Managed Accounts”), in transactions that may or may not correspond with transactions effected or positions held by the Fund or to give advice and take action with respect to Managed Accounts that differs from advice given to, or action taken on behalf of, the Fund; provided that the Adviser allocates investment opportunities to the Fund, over a period of time on a fair and equitable basis compared to investment opportunities extended to other Managed Accounts. The Adviser is not, and shall not be, obligated to initiate the purchase or sale for the Fund of any security that the Adviser and its members, officers, employees or agents may purchase or sell for its or their own accounts or for the account of any other client if, in the opinion of the Adviser, such transaction or investment appears unsuitable or undesirable for the Fund.
The Adviser and its affiliates may face conflicts of interest as described in the Fund’s Registration Statement and/or the Fund’s periodic filings with the SEC (as such disclosures may be updated from time to time) and such disclosures have been provided, and any updates will be provided, to the Board of Trustees in connection with its consideration of this Agreement and any future renewal of this Agreement.
8. Responsibility of Dual Directors, Officers and/or Employees. If any person who is a manager, partner, officer or employee of the Adviser or the Administrator is or becomes a trustee, officer and/or employee of the Fund and acts as such in any business of the Fund, then such manager, partner, officer and/or employee of the Adviser or the Administrator shall be deemed to be acting in such capacity solely for the Fund, and not as a manager, partner, officer and/or employee of the Adviser or the Administrator or under the control or direction of the Adviser or the Administrator, even if paid by the Adviser or the Administrator.
9. Limitation of Liability of the Adviser; Indemnification.
(a) The Adviser and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it (the “Indemnified Parties”) shall not be liable for any error of judgment or mistake of law or for any act or omission or any loss suffered by the Fund in connection with the matters to which this Agreement relates, provided that the Adviser shall not be protected against any liability to the Fund or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the reckless disregard of its duties and obligations (“disabling conduct”). An Indemnified Party may consult with counsel and accountants in respect of the Fund’s affairs and shall be fully protected and justified in any action or inaction which is taken in accordance with the advice or opinion of such counsel and accountants; provided, that such counsel or accountants were selected with reasonable care. Absent disabling conduct, the Fund will indemnify the Indemnified Parties against, and hold them harmless from, any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the Adviser’s services under this Agreement or otherwise as adviser for the Fund. The Indemnified Parties shall not be liable under this Agreement or otherwise for any loss due to the mistake, action, inaction, negligence, dishonesty, fraud or bad faith of any broker or other agent; provided, that such broker or other agent shall have been selected, engaged or retained by the Adviser in good faith, unless such action or inaction was made by reason of disabling conduct, or in the case of a criminal action or proceeding, where the Adviser had reasonable cause to believe its conduct was unlawful.

Indemnification shall be made only following: (i) a final decision on the merits by a court or other body before which the proceeding was brought that the Indemnified Party was not liable by reason of disabling conduct or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Indemnified Party was not liable by reason of disabling conduct by (a) the vote of a majority of a quorum of trustees of the Fund who are neither “interested persons” of the Fund nor parties to the proceeding (“disinterested non-party trustees”) or (b) an independent legal counsel in a written opinion.
An Indemnified Party shall be entitled to advances from the Fund for payment of the reasonable expenses (including reasonable counsel fees and expenses) incurred by it in connection with the matter as to which it is seeking indemnification in the manner and to the fullest extent permissible under law. Prior to any such advance, the Indemnified Party shall provide to the Fund a written affirmation of its good faith belief that the standard of conduct necessary for indemnification by the Fund has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the Indemnified Party shall provide a security in form and amount acceptable to the Fund for its undertaking; (b) the Fund is insured against losses arising by reason of the advance; or (c) a majority of a quorum of disinterested non-party trustees or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the Fund at the time the advance is proposed to be made, that there is reason to believe that the Indemnified Party will ultimately be found to be entitled to indemnification.
The following provisions in Sections 9(b) – (c) shall (i) not apply in respect of any principal underwriter of the Fund that is an Affiliate, as such term is defined in the Declaration of Trust, or the Administrator and (ii) apply only prior to the qualification of the Shares as Covered Securities.
(b) Notwithstanding Section 9(a) to the contrary, the Fund shall not provide for indemnification of an Indemnified Party for any liability or loss suffered by an Indemnified Party, nor shall the Fund provide that any of the Indemnified Parties be held harmless for any loss or liability suffered by the Fund, unless all of the following conditions are met:
(i) the Fund has determined, in good faith, that the course of conduct that caused the loss or liability was in the best interests of the Fund;

(ii) the Fund has determined, in good faith, that the Indemnified Party was acting on behalf of or performing services for the Fund;
(iii) the Fund has determined, in good faith, that such liability or loss was not the result of (A) negligence or misconduct, in the case that the Indemnified Party is the Adviser or an Affiliate (as defined in the Declaration of Trust) of the Adviser, or (B) gross negligence or willful misconduct, in the case that the Indemnified Party is a director of the Fund who is not also an officer of the Fund or the Adviser or an Affiliate of the Adviser; and
(iv) such indemnification or agreement to hold harmless is recoverable only out of the Fund’s net assets and not from the Fund shareholders.
Furthermore, the Indemnified Party shall not be indemnified for any losses, liabilities or expenses arising from or out of an alleged violation of federal or state securities laws by such party unless one or more of the following conditions are met:
(A) there has been a successful adjudication on the merits of each count involving alleged material securities law violations as to the Indemnified Party;
(B) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the Indemnified Party; or
(C) a court of competent jurisdiction approves a settlement of the claims against the Indemnified Party and finds that indemnification of the settlement and the related costs should be made, and the court considering the request for indemnification has been advised of the position of the SEC and of the published position of any state securities regulatory authority in which Shares were offered or sold as to indemnification for violations of securities laws.
(c) The Fund may pay or reimburse reasonable legal expenses and other costs incurred by the Indemnified Party in advance of final disposition of a proceeding only if all of the following are satisfied:
(i) the proceeding relates to acts or omissions with respect to the performance of duties or services on behalf of the Fund;
(ii) the Indemnified Party provides the Fund with written affirmation of such Indemnified Party’s good faith belief that the Indemnified Party has met the standard of conduct necessary for indemnification by the Fund;
(iii) the legal proceeding was initiated by a third party who is not a Fund shareholder, or, if by a Fund shareholder acting in his or her capacity as such, a court of competent jurisdiction approves such advancement; and
(iv) the Indemnified Party provides the Fund with a written agreement to repay the amount paid or reimbursed by the Fund, together with the applicable legal rate of interest thereon, if it is ultimately determined that the Indemnified Party did not comply with the requisite standard of conduct and is not entitled to indemnification

10. Effectiveness, Duration and Termination of Agreement.
(a) This Agreement shall become effective as of the date first written above. This Agreement may be terminated at any time, without the payment of any penalty, on 60 days’ written notice by the Fund, by the vote of a majority of the outstanding voting securities of the Fund (as defined by the Investment Company Act) or by the vote of the Fund’s trustees or on 120 days’ written notice by the Adviser. The provisions of Section 9 of this Agreement shall remain in full force and effect, and the Adviser shall remain entitled to the benefits thereof, notwithstanding any termination of this Agreement. Further, notwithstanding the termination or expiration of this Agreement as aforesaid, the Adviser shall be entitled to any amounts owed under Sections 2 or 5 through the date of termination or expiration, and Section 9 shall continue in force and effect and apply to the Adviser and its representatives as and to the extent applicable.
(b) This Agreement shall continue in effect for two years from the date hereof, or to the extent consistent with the requirements of the Investment Company Act, from the date of the Fund’s election to be regulated as a BDC under the Investment Company Act, and thereafter shall continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually by (i) the vote of the Board of Trustees, or by the vote of a majority of the outstanding voting securities of the Fund and (ii) the vote of a majority of the Fund’s Board of Trustees who are not parties to this Agreement or “interested persons” (as such term is defined in Section 2(a)(19) of the Investment Company Act) of any such party, in accordance with the requirements of the Investment Company Act.
(c) This Agreement will automatically terminate in the event of its “assignment” (as such term is defined for purposes of Section 15(a)(4) of the Investment Company Act).
In addition, prior to the qualification of the Shares as Covered Securities, the following Sections 10(d) – (f) shall apply.
(d) After the termination of this Agreement, the Adviser shall not be entitled to compensation for further services provided hereunder, except that it shall be entitled to receive from the Fund within 30 days after the effective date of such termination all unpaid reimbursements and all earned but unpaid fees payable to the Adviser prior to termination of this Agreement, including any deferred fees. The Adviser shall promptly upon termination:
(i) Deliver to the Board of Trustees a full accounting, including a statement showing all payments collected by it and a statement of all money held by it, covering the period following the date of the last accounting furnished to the Board of Trustees;
(ii) Deliver to the Board of Trustees all assets and documents of the Fund then in custody of the Adviser; and
(iii) Cooperate with the Fund to provide an orderly management transition.
(e) Without the approval of holders of a majority of the Shares entitled to vote on the matter, or such other approval as may be required under the mandatory provisions of any applicable laws or regulations, or other provisions of the Declaration of Trust, the Adviser shall not: (i) modify this Agreement except for amendments that do not adversely affect the rights of the shareholders; (ii) appoint a new Adviser (other than a sub-adviser pursuant to the terms of this Agreement and applicable law); (iii) sell all or substantially all of the Fund’s assets other than in the ordinary course of the Fund’s business or as otherwise permitted by law; or (iv) except as otherwise permitted herein, voluntarily withdraw as the Adviser unless such withdrawal would not affect the tax status of the Fund and would not materially adversely affect the shareholders; and
(f) The Fund may terminate the Adviser’s interest in the Fund’s revenues, expenses, income, losses, distributions and capital by payment of an amount equal to the then present fair market value of the terminated Adviser’s interest, determined by agreement of the terminated Adviser and the Fund. If the Fund and the Adviser cannot agree upon such amount, the parties will submit to binding arbitration which cost will be borne equally by the Adviser and the Fund. The method of payment to the terminated Adviser must be fair and must protect the solvency and liquidity of the Fund.
11. Conflicts of Interest and Prohibited Activities.
Prior to the qualification of the Shares as Covered Securities, the following provisions in this Section 11 shall apply.
(a) The Adviser is not hereby granted or entitled to an exclusive right to sell or exclusive employment to sell assets for the Fund.
(b) The Adviser shall not: (i) receive or accept any rebate, give-up or similar arrangement that is prohibited under applicable federal or state securities laws; (ii) participate in any reciprocal business arrangement that would circumvent provisions of applicable federal or state securities laws governing conflicts of interest or investment restrictions; or (iii) enter into any agreement, arrangement or understanding that would circumvent the restrictions against dealing with affiliates or promoters under applicable federal or state securities laws.
(c) The Adviser shall not directly or indirectly pay or award any fees or commissions or other compensation to any person engaged to sell Shares or give investment advice to a potential shareholder; provided, however, that this subsection shall not prohibit the payment to a registered broker-dealer or other properly licensed agent of sales commissions or other compensation (including cash compensation and non-cash compensation (as such terms are defined under FINRA Rule 2310)) for selling or distributing Shares, including out of the Adviser’s own assets, including those amounts paid to the Adviser under this Agreement.
(d) The Adviser covenants that it shall not permit or cause to be permitted the Fund’s funds to be commingled with the funds of any other person and the funds will be protected from the claims of affiliated companies.
12. Access to Shareholder List.
Prior to the qualification of the Shares as Covered Securities, the following provision in this Section 12 shall apply.
If a shareholder requests a copy of the Shareholder List pursuant to Section 11.3 of the Fund’s charter or any successor provision thereto (the “Charter Shareholder List Provision”), the Adviser is hereby authorized to request a copy of the Shareholder List from the Fund’s transfer agent and send a copy of the Shareholder List to any shareholder so requesting in accordance with the charter Shareholder List Provision. The Adviser and the Board of Trustees shall be liable to any shareholder requesting the list for the costs, including attorneys’ fees, incurred by that shareholder for compelling the production of the Shareholder List, and for actual damages suffered by any shareholder by reason of such refusal or neglect. It shall be a defense that the actual purpose and reason for the requests for inspection or for a copy of the Shareholder List is to secure such list of shareholder or other information for the purpose of selling such list or copies thereof, or of using the same for a commercial purpose other than in the interest of the applicant as a shareholder relative to the affairs of the Fund.
13. Notices. Any notice under this Agreement shall be in writing and shall be delivered in person or by telex or facsimile (followed by delivery in person) to the parties at the addresses set forth below.
If to the Fund:
AG Twin Brook Capital Income Fund

245 Park Avenue, 26th Floor
New York, New York 10167
Attn: Trevor Clark, Chairman of the Board of Trustee and Chief Executive
Officer
If to the Adviser:
AGTB Fund Manager, LLC
245 Park Avenue, 26th Floor
New York, New York 10167
Attn: Jenny B. Neslin, General Counsel and Secretary
or to such other address as to which the recipient shall have informed the other party in writing.
Unless specifically provided elsewhere, notice given as provided above shall be deemed to have been given, if by personal delivery, on the day of such delivery, and, if by facsimile and mail, on the date on which such facsimile or mail is sent.

14. Amendments. This Agreement may be amended by mutual consent, but the consent of the Fund must be obtained in conformity with the requirements of the Investment Company Act.
15. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.
16. Entire Agreement; Governing Law. This Agreement contains the entire agreement of the parties and supersedes all prior agreements, understandings and arrangements with respect to the subject matter hereof. This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the Investment Company Act. To the extent the applicable laws of the State of New York, or any of the provisions herein, conflict with the provisions of the Investment Company Act, the latter shall control.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the date above written.
AG TWIN BROOK CAPITAL INCOME FUND
By:
Name:
Title:
AGTB FUND MANAGER LLC
By: Angelo, Gordon & Co., L.P., its manager

Name:
Title:

[Signature page to Investment Management Agreement]

Exhibit B
INVESTMENT MANAGEMENT AGREEMENT

BETWEEN

AG TWIN BROOK CAPITAL INCOME FUND

AND

AGTB FUND MANAGER, LLC
This Investment Management Agreement made this ~~25th~~[ ] day of ~~October~~[ ], ~~2022~~2023, is made by and between AG Twin Brook Capital Income Fund, a Delaware statutory trust (herein referred to as the “Fund”) and AGTB Fund Manager, LLC, a Delaware limited liability company (herein referred to as the “Adviser”) (the “Agreement”).
WHEREAS, the Fund is a closed-end management investment company that has elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940 (the “Investment Company Act”);
WHEREAS, the Adviser is an investment adviser that has registered under the Investment Advisers Act of 1940 (the “Advisers Act”); and
WHEREAS, the Fund desires to retain the Adviser to furnish investment advisory services to the Fund on the terms and conditions hereinafter set forth, and the Adviser wishes to be retained to provide such services.
NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the parties hereby agree as follows:
1. Duties of the Adviser.
(a) The Fund hereby employs the Adviser to act as the investment adviser to the Fund and to manage the investment and reinvestment of the assets of the Fund, subject to the supervision of the Fund’s board of trustees (the “Board of Trustees”), for the period and upon the terms herein set forth, (i) in accordance with the investment objective, policies and restrictions that are set forth in the Fund’s Registration Statement on Form N-2, as the same shall be amended from time to time (as amended, the “Registration Statement”), (ii) in accordance with the Investment Company Act and (iii) during the term of this Agreement, in accordance with all other applicable federal and state laws, rules and regulations, and the Fund’s charter and by-laws. Without limiting the generality of the foregoing, the Adviser hereby undertakes and agrees, upon the terms and conditions herein set forth, to provide overall investment advisory services for the Fund and in connection therewith to, in accordance with the Fund’s investment objective, policies and restrictions as in effect from time to time:
(i) determining the composition of the Fund’s portfolio, the nature and timing of the changes to the Fund’s portfolio and the manner of implementing such changes in accordance with the Fund’s investment objective, policies and restrictions;
(ii) identifying investment opportunities and making investment decisions for the Fund, including negotiating the terms of investments in, and dispositions of, portfolio securities and other instruments on the Fund’s behalf;

(iii) monitoring the Fund’s investments;
(iv) performing due diligence on prospective portfolio companies;
(v) exercising voting rights in respect of portfolio securities and other investments for the Fund;
(vi) serving on, and exercising observer rights for, boards of directors and similar committees of the Fund’s portfolio companies;
(vii) negotiating, obtaining and managing financing facilities and other forms of leverage; and
(viii) providing the Fund with such other investment advisory and related services as the Fund may, from time to time, reasonably require for the investment of capital, which may include, without limitation:
(A) making, in consultation with the Board of Trustees, investment strategy decisions for the Fund;
(B) reasonably assisting the Board of Trustees and the Fund’s other service providers with the valuation of the Fund’s assets; and
(C) exercising voting rights in respect of the Fund’s portfolio securities and other investments.
In addition, prior to the qualification of the Fund’s common shares of beneficial interest (“Shares”) as Covered Securities, as defined in Section 18 of the Securities Act of 1933 (the “Securities Act”), the following provisions in Section 1(a)(ix) – (x) shall apply.
(ix) The Adviser shall, upon request by an official or agency administering the securities laws of a state (a “State Administrator”), submit to such State Administrator the reports and statements required to be distributed to the Fund’s shareholders pursuant to this Agreement, any registration statement filed with the Securities and Exchange Commission (“SEC”) and applicable federal and state law.
(x) The Adviser has a fiduciary responsibility and duty to the Fund for the safekeeping and use of all the funds and assets of the Fund, whether or not in the Adviser’s immediate possession or control. The Adviser shall not employ, or permit another to employ, such funds or assets except for the exclusive benefit of the Fund. The Adviser shall not contract away any fiduciary obligation owed by the Adviser to the Fund’s shareholders under common law.

(b) Subject to the supervision of the Board of Trustees, the Adviser shall have the power and authority on behalf of the Fund to effectuate its investment decisions for the Fund, including the execution and delivery of all documents relating to the Fund’s investments and the placing of orders for other purchase or sale transactions on behalf of the Fund and causing the Fund to pay investment-related expenses. In the event that the Fund determines to acquire debt financing or to refinance existing debt financing, the Adviser will arrange for such financing on the Fund’s behalf. If it is necessary or appropriate for the Adviser to make investments on behalf of the Fund through a subsidiary or special purpose vehicle, the Adviser shall have authority to create or arrange for the creation of such subsidiary or special purpose vehicle and to make such investments through such subsidiary or special purpose vehicle in accordance with the Investment Company Act.
(c) The Adviser hereby accepts such engagement and agrees during the term hereof to render the services described herein for the compensation provided herein.

(d) Subject to the prior approval of a majority of the Board of Trustees, including a majority of the Board of Trustees who are not “interested persons” of the Fund and, to the extent required by the Investment Company Act and the rules and regulations thereunder, subject to any applicable guidance or interpretation of the SEC or its staff, by the shareholders of the Fund, as applicable, the Adviser is hereby authorized, but not required, to enter into one or more sub-advisory agreements with other investment advisers (each, a “Sub-Adviser”) pursuant to which the Adviser may obtain the services of the Sub-Adviser(s) to assist the Adviser in fulfilling its responsibilities hereunder. The Adviser, and not the Fund, shall be responsible for any compensation payable to any Sub-Adviser. Any sub-advisory agreement entered into by the Adviser shall be in accordance with the requirements of the Investment Company Act, the Advisers Act and other applicable federal and state law. The Fund acknowledges that the Adviser makes no warranty that any investments made by the Adviser hereunder will not depreciate in value or at any time not be affected by adverse tax consequences, nor does it give any warranty as to the performance or profitability of the assets or the success of any investment strategy recommended or used by the Adviser.
(e) The Adviser shall for all purposes herein provided be deemed to be an independent contractor and, except as expressly provided or authorized herein, shall have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.
(f) The Adviser shall keep and preserve, in the manner and for the period required by the Investment Company Act, any books and records relevant to the provision of its investment advisory services to the Fund and shall specifically maintain all books and records with respect to the Fund’s portfolio transactions and shall render to the Fund’s Board of Trustees such periodic and special reports as the Board of Trustees may reasonably request. The Adviser agrees that all records that it maintains for the Fund are the property of the Fund and will surrender promptly to the Fund any such records upon the Fund’s request, provided that the Adviser may retain a copy of such records.

2. Fund Responsibilities and Expenses Payable by the Fund. In connection herewith, the Adviser agrees to maintain a staff within its organization to furnish the above services to the Fund. The Adviser shall bear the expenses arising out of its duties hereunder, except as provided in this Section 2.
Except as specifically provided below and above in Section 1 hereof, the Fund anticipates that all investment professionals and staff of the Adviser, when and to the extent engaged in providing investment advisory services to the Fund, and the base compensation, bonus and benefits, and the routine overhead expenses, of such personnel allocable to such services, will be provided and paid for by the Adviser. The Fund will bear all other costs and expenses of the Fund’s operations, administration and transactions, including, but not limited to:
(a) investment advisory fees, including management fees and incentive fees, to the Adviser, pursuant to this Agreement;
(b) the Fund’s allocable portion of compensation, overhead (including rent, office equipment and utilities) and other expenses incurred by AGTB Fund Manager, LLC (the “Administrator”) in performing its administrative obligations under the administration agreement between the Fund and the Administrator (the “Administration Agreement”), including but not limited to: (i) the Fund’s chief compliance officer, chief financial officer, general counsel and their respective staffs; (ii) investor relations, legal, operations and other non-investment professionals at the Administrator that perform duties for the Fund; and (iii) any personnel of Angelo, Gordon & Co., L.P. (“Angelo Gordon”) or any of its affiliates providing non-investment related services to the Fund; and

(c) all other expenses of the Fund’s operations, administrations and transactions including, without limitation, those relating to:
(i) organization and offering expenses associated with the offering of securities (including legal, accounting, printing, mailing, subscription processing and filing fees and expenses and other offering expenses, including costs associated with technology integration between the Fund’s systems and those of participating intermediaries, reasonable bona fide due diligence expenses of participating intermediaries supported by detailed and itemized invoices, costs in connection with preparing sales materials and other marketing expenses, design and website expenses, fees and expenses of the Fund’s transfer agent, fees to attend retail seminars sponsored by participating intermediaries and costs, expenses and reimbursements for travel, meals, accommodations, entertainment and other similar expenses related to meetings or events with prospective investors, intermediaries, registered investment advisors or financial or other advisors, but excluding the shareholder servicing fee);
(ii) all taxes, fees, costs, and expenses, retainers and/or other payments of accountants, legal counsel, advisors (including tax advisors), administrators, auditors (including with respect to any additional auditing required under The Directive 2011/61/EU of the European Parliament and of the Council of 8 June 2011 on Alternative Investment Fund Managers and any applicable legislation implemented by an EEA Member state in connection with such Directive (the “AIFMD”), investment bankers, administrative agents, paying agents, depositaries, custodians, trustees, sub-custodians, consultants (including individuals consulted through expert network consulting firms), engineers, senior advisors, industry experts, operating partners, deal sourcers (including personnel dedicated to but not employed by the Administrator or its affiliates in the credit-focused business of Angelo Gordon), and other professionals (including, for the avoidance of doubt, the costs and charges allocable with respect to the provision of internal legal, tax, accounting, technology or other services and professionals related thereto (including secondees and temporary personnel or consultants that may be engaged on short- or long-term arrangements) as deemed appropriate by the Administrator, with the oversight of the Board of Trustees, where such internal personnel perform services that would be paid by the Fund if outside service providers provided the same services); fees, costs, and expenses herein include (x) costs, expenses and fees for hours spent by its in-house attorneys and tax advisors that provide legal advice and/or services to the Fund or its portfolio companies on matters related to potential or actual investments and transactions and the ongoing operations of the Fund and (y) expenses and fees to provide administrative and accounting services to the Fund or its portfolio companies, and expenses, charges and/or related costs incurred directly by the Fund or affiliates in connection such services (including overhead related thereto), in each case, (I) that are specifically charged or specifically allocated or attributed by the Administrator, with the oversight of the Board of Trustees, to the Fund or its portfolio companies and (II) provided that any such amounts shall not be greater than what would be paid to an unaffiliated third party for substantially similar advice and/or services of the same skill and expertise);
(iii) the cost of calculating the Fund’s net asset value, including the cost of any third-party valuation services;
(iv) the cost of effecting any sales and repurchases of the Shares and other securities;

(v) fees and expenses payable under any intermediary manager and selected intermediary agreements, if any;
(vi) interest and fees and expenses arising out of all borrowings, guarantees and other financings or derivative transactions (including interest, fees and related legal expenses) made or entered into by the Fund, including, but not limited to, the arranging thereof and related legal expenses;
(vii) all fees, costs and expenses of any loan servicers and other service providers and of any custodians, lenders, investment banks and other financing sources;
(viii) costs incurred in connection with the formation or maintenance of entities or vehicles to hold the Fund’s assets for tax or other purposes;
(ix) costs of derivatives and hedging;
(x) expenses, including travel, entertainment, lodging and meal expenses, incurred by the Adviser, or members of its investment team, or payable to third parties, in evaluating, developing, negotiating, structuring and performing due diligence on prospective portfolio companies, including such expenses related to potential investments that were not consummated, and, if necessary, enforcing the Fund’s rights;
(xi) expenses (including the allocable portions of compensation and out-of-pocket expenses such as travel expenses) or an appropriate portion thereof of employees of the Adviser to the extent such expenses relate to attendance at meetings of the Board of Trustees or any committees thereof;
(xii) all fees, costs and expenses, if any, incurred by or on behalf of the Fund in developing, negotiating and structuring prospective or potential investments that are not ultimately made, including, without limitation any legal, tax, administrative, accounting, travel, meals, accommodations and entertainment, advisory, consulting and printing expenses, reverse termination fees and any liquidated damages, commitment fees that become payable in connection with any proposed investment that is not ultimately made, forfeited deposits or similar payments;
(xiii) the allocated costs incurred by the Adviser and the Administrator in providing managerial assistance to those portfolio companies that request it;
(xiv) all brokerage costs, hedging costs, prime brokerage fees, custodial expenses, agent bank and other bank service fees; private placement fees, commissions, appraisal fees, commitment fees and underwriting costs; costs and expenses of any lenders, investment banks and other financing sources, and other investment costs, fees and expenses actually incurred in connection with evaluating, making, holding, settling, clearing, monitoring or disposing of actual investments (including, without limitation, travel, meals, accommodations and entertainment expenses and any expenses related to attending trade association and/or industry meetings, conferences or similar meetings, any costs or expenses relating to currency conversion in the case of investments denominated in a currency other than U.S. dollars) and expenses arising out of trade settlements (including any delayed compensation expenses);
(xv) investment costs, including all fees, costs and expenses incurred in sourcing, evaluating, developing, negotiating, structuring, trading (including trading errors), settling, monitoring and holding prospective or actual investments or investment strategies including, without limitation, any financing, legal, filing, auditing, tax, accounting, compliance, loan administration, travel, meals, accommodations and entertainment, advisory, consulting, engineering, data-related and other professional fees, costs and expenses in connection therewith (to the extent the Adviser is not reimbursed by a prospective or actual issuer of the applicable investment or other third parties or capitalized as part of the acquisition price of the transaction) and any fees, costs and expenses related to the organization or maintenance of any vehicle through which the Fund directly or indirectly participates in the acquisition, holding and/or disposition of investments or which otherwise facilitate the Fund’s investment activities, including without limitation any travel and accommodations expenses related to such vehicle and the salary and benefits of any personnel (including personnel of Adviser or its affiliates) reasonably necessary and/or advisable for the maintenance and operation of such vehicle, or other overhead expenses (including any fees, costs and expenses associated with the leasing of office space (which may be made with one or more affiliates of Angelo Gordon as lessor in connection therewith));
(xvi) transfer agent, dividend agent and custodial fees;
(xvii) fees and expenses associated with marketing efforts;
(xviii) federal and state registration fees, franchise fees, any stock exchange listing fees and fees payable to rating agencies;
(xix) independent trustees’ fees and expenses including reasonable travel, entertainment, lodging and meal expenses, and any legal counsel or other advisors retained by, or at the discretion or for the benefit of, the independent trustees;
(xx) costs of preparing financial statements and maintaining books and records, costs of Sarbanes-Oxley Act of 2002 compliance and attestation and costs of preparing and filing reports or other documents with the SEC, Financial Industry Regulatory Authority, U.S. Commodity Futures Trading Commission (“CFTC”) and other regulatory bodies and other reporting and compliance costs, including registration and exchange listing and the costs associated with reporting and compliance obligations under the Investment Company Act and any other applicable federal and state securities laws, and the compensation of professionals responsible for the foregoing;
(xxi) all fees, costs and expenses associated with the preparation and issuance of the Fund’s periodic reports and related statements (e.g., financial statements and tax returns) and other internal and third-party printing (including a flat service fee), publishing (including time spent performing such printing and publishing services) and reporting-related expenses (including other notices and communications) in respect of the Fund and its activities (including internal expenses, charges and/or related costs incurred, charged or specifically attributed or allocated by the Fund or the Adviser or its affiliates in connection with such provision of services thereby);
(xxii) the costs of any reports, proxy statements or other notices to shareholders (including printing and mailing costs) and the costs of any shareholder or Trustee meetings;
(xxiii) proxy voting expenses;
(xxiv) costs associated with an exchange listing;
(xxv) costs of registration rights granted to certain investors;

(xxvi) any taxes and/or tax-related interest, fees or other governmental charges (including any penalties incurred where the Adviser lacks sufficient information from third parties to file a timely and complete tax return) levied against the Fund and all expenses incurred in connection with any tax audit, investigation, litigation, settlement or review of the Fund and the amount of any judgments, fines, remediation or settlements paid in connection therewith;
(xxvii) all fees, costs and expenses of any litigation, arbitration or audit involving the Fund any vehicle or its portfolio companies and the amount of any judgments, assessments fines, remediations or settlements paid in connection therewith, Trustees and officers, liability or other insurance (including costs of title insurance) and indemnification (including advancement of any fees, costs or expenses to persons entitled to indemnification) or extraordinary expense or liability relating to the affairs of the Fund;
(xxviii) all fees, costs and expenses associated with the Fund’s information, obtaining and maintaining technology (including the costs of any professional service providers), hardware/software, data-related communication, market data and research (including news and quotation equipment and services and including costs allocated by the Adviser’s or its affiliates’ internal and third-party research group (which are generally based on time spent, assets under management, usage rates, proportionate holdings or a combination thereof or other reasonable methods determined by the Administrator) and expenses and fees (including compensation costs) charged or specifically attributed or allocated by Adviser and/or its affiliates for data-related services provided to the Fund and/or its portfolio companies (including in connection with prospective investments), each including expenses, charges, fees and/or related costs of an internal nature; provided, that any such expenses, charges or related costs shall not be greater than what would be paid to an unaffiliated third party for substantially similar services) reporting costs (which includes notices and other communications and internally allocated charges), and dues and expenses incurred in connection with membership in industry or trade organizations;
(xxix) the costs of specialty and custom software for monitoring risk, compliance and the overall portfolio, including any development costs incurred prior to the filing of the Fund’s election to be treated as a business development company;
(xxx) costs associated with individual or group shareholders;
(xxxi) fidelity bond, trustees and officers errors and omissions liability insurance and other insurance premiums;
(xxxii) direct costs and expenses of administration, including printing, mailing, long distance telephone, copying and secretarial and other staff;
(xxxiii) all fees, costs and expenses of winding up and liquidating the Fund’s assets;
(xxxiv) extraordinary expenses (such as litigation or indemnification);
(xxxv) all fees, costs and expenses related to compliance-related matters (such as developing and implementing specific policies and procedures in order to comply with certain regulatory requirements) and regulatory filings; notices or disclosures related to the Fund’s activities (including, without limitation, expenses relating to the preparation and filing of filings required under the Securities Act, Internal Revenue Service filings under FATCA and FBAR reporting requirements applicable to the Fund or reports to be filed with the

CFTC, reports, disclosures, filings and notifications prepared in connection with the laws and/or regulations of jurisdictions in which the Fund engages in activities, including any notices, reports and/or filings required under the AIFMD, European Securities and Markets Authority and any related regulations, and other regulatory filings, notices or disclosures of the Adviser relating to the Fund and its affiliates relating to the Fund, and their activities) and/or other regulatory filings, notices or disclosures of the Adviser and its affiliates relating to the Fund including those pursuant to applicable disclosure laws and expenses relating to FOIA requests, but excluding, for the avoidance of doubt, any expenses incurred for general compliance and regulatory matters that are not related to the Fund and its activities;
(xxxvi) costs and expenses (including travel) in connection with the diligence and oversight of the Fund’s service providers;
(xxxvii) costs and expenses, including travel, meals, accommodations, entertainment and other similar expenses, incurred by the Adviser or its affiliates for meetings with existing investors and any intermediaries, registered investment advisors, financial and other advisors representing such existing investors; and
(xxxviii) all other expenses incurred by the Administrator in connection with administering the Fund’s business.

In addition, prior to the qualification of the Shares as Covered Securities, the following provision Section 2(xxxix) shall apply.
(xxxix) In addition to the compensation paid to the Adviser pursuant to Section 5, the Fund shall reimburse the Adviser for all expenses of the Fund incurred by the Adviser as well as the actual cost of goods and services used for or by the Fund and obtained from entities not affiliated with the Adviser. The Adviser or its affiliates may be reimbursed for the administrative services performed by it or such affiliates on behalf of the Fund pursuant to any separate administration or co-administration agreement with the Adviser; however, no reimbursement shall be permitted for services for which the Adviser is entitled to compensation by way of a separate fee. Excluded from the allowable reimbursement shall be:
(A) rent or depreciation, utilities, capital equipment, and other administrative items of the Adviser; and
(B) salaries, fringe benefits, travel expenses and other administrative items incurred or allocated to any Controlling Person of the Adviser. The term “Controlling Person” shall mean a person, whatever his or her title, who performs functions for the Adviser similar to those of (a) the chairman or other member of a board of directors, (b) executive officers or (c) those holding 10% or more equity interest in the Adviser, or a person having the power to direct or cause the direction of the Adviser, whether through the ownership of voting securities, by contract or otherwise.
From time to time, the Adviser, the Administrator or their affiliates may pay third-party providers of goods or services. The Fund will reimburse the Adviser, the Administrator or such affiliates thereof for any such amounts paid on the Fund’s behalf. From time to time, the Adviser or the Administrator may defer or waive fees and/or rights to be reimbursed for expenses. All of the foregoing expenses will ultimately be borne by the Fund’s shareholders.

3. Transactions with Affiliates. The Adviser is authorized on behalf of the Fund, from time to time when deemed to be in the best interests of the Fund and to the extent permitted by applicable law, to purchase and/or sell securities in which the Adviser or any of its affiliates underwrites, deals in and/or makes a market and/or may perform or seek to perform investment banking services for issuers of such securities. The Adviser is further authorized, to the extent permitted by applicable law, to select brokers (including any brokers affiliated with the Adviser) for the execution of trades for the Fund.
4. Best Execution; Research Services.
(a) The Adviser is authorized, for the purchase and sale of the Fund’s portfolio securities, to employ such dealers and brokers as may, in the judgment of the Adviser, implement the policy of the Fund to obtain the best results, taking into account such factors as price, including dealer spread, the size, type and difficulty of the transaction involved, the firm’s general execution and operational facilities and the firm’s risk in positioning the securities involved. Consistent with this policy, the Adviser is authorized to direct the execution of the Fund’s portfolio transactions to dealers and brokers furnishing statistical information or research deemed by the Adviser to be useful or valuable to the performance of its investment advisory functions for the Fund. It is understood that in these circumstances, as contemplated by Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the commissions paid may be higher than those which the Fund might otherwise have paid to another broker if those services had not been provided. Information so received will be in addition to and not in lieu of the services required to be performed by the Adviser. It is understood that the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such information or research. Research services furnished to the Adviser by brokers who effect securities transactions for the Fund may be used by the Adviser in servicing other investment companies, entities or funds and accounts which it manages. Similarly, research services furnished to the Adviser by brokers who effect securities transactions for other investment companies, entities or funds and accounts which the Adviser manages may be used by the Adviser in servicing the Fund. It is understood that not all of these research services are used by the Adviser in managing any particular account, including the Fund.
The Adviser and its affiliates may aggregate purchase or sale orders for the assets with purchase or sale orders for the same security for other clients’ accounts of the Adviser or of its affiliates, the Adviser’s own accounts and hold proprietary positions in accordance with its current aggregation and allocation policy (collectively, the “Advisory Clients”), but only if (x) in the Adviser’s reasonable judgment such aggregation results in an overall economic or other benefit to the assets taking into consideration the advantageous selling or purchase price, brokerage commission and other expenses and factors and (y) the Adviser’s actions with respect to aggregating orders for multiple Advisory Clients, as well as the Fund, are consistent with applicable law. However, the Adviser is under no obligation to aggregate any such orders under any circumstances.
(b) Excess Brokerage Commissions. The Adviser is hereby authorized, to the fullest extent now or hereafter permitted by law, to cause the Fund to pay a member of a national securities exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of such exchange, broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities, that such amount of commission is reasonable in relation to the value of the brokerage and/or research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or its overall responsibilities with respect to the Fund’s portfolio, and constitutes the best net results for the Fund.

In addition, prior to the qualification of the Shares as Covered Securities, the following Section 4(c) shall apply.
(c) All Front End Fees (as applicable and defined in the Fund’s Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”)) shall be reasonable and shall not exceed 18% of the gross proceeds of any offering, regardless of the source of payment and the percentage of gross proceeds of any offering committed to investment shall be at least eighty-two percent (82%). All items of compensation to underwriters or dealers, including, but not limited to, selling commissions, expenses, rights of first refusal, consulting fees, finders’ fees and all other items of compensation of any kind or description paid by the Fund, directly or indirectly, shall be taken into consideration in computing the amount of allowable Front End Fees.
5. Compensation of the Adviser. The Fund agrees to pay, and the Adviser agrees to accept, as compensation for the services provided by the Adviser hereunder, a base management fee (“Base Management Fee”) and an incentive fee (“Incentive Fee”) as hereinafter set forth. The Fund shall make any payments due hereunder to the Adviser or to the Adviser’s designee as the Adviser may otherwise direct.
(a) Base Management Fee. The Base Management Fee is payable monthly in arrears at an annual rate of 1.25% of the value of Fund’s net assets as of the beginning of the first business day of the month. For the first calendar month in which the Fund has operations, net assets will be measured as the beginning net assets as of the date on which the Fund begins operations.
(b) Incentive Fee. The Incentive Fee will consist of two components that are independent of each other, with the result that one component may be payable even if the other is not. A portion of the Incentive Fee is based on a percentage of the Fund’s income and a portion is based on a percentage of the Fund’s capital gains, each as described below.
(i) Incentive Fee on Pre-Incentive Fee Net Investment Income. The portion based on the Fund’s income is based on Pre-Incentive Fee Net Investment Income Returns. “Pre-Incentive Fee Net Investment Income Returns” means, as the context requires, either the dollar value of, or percentage rate of return on the value of the Fund’s net assets at the end of the immediate preceding quarter from, interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees that the Fund receives from portfolio companies) accrued during the calendar quarter, minus the Fund’s operating expenses accrued for the quarter (including the Base Management Fee, expenses payable under the Administration Agreement, and any interest expense or fees on any credit facilities or outstanding debt and dividends paid on any issued and outstanding preferred shares, but excluding the incentive fee and any distribution or shareholder servicing fees).
Pre-Incentive Fee Net Investment Income Returns include, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with pay-in-kind interest and zero coupon securities), accrued income that the Fund has not yet received in cash. Pre-Incentive Fee Net Investment Income Returns do not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.

Pre-Incentive Fee Net Investment Income Returns, expressed as a rate of return on the value of the Fund’s net assets at the end of the immediate preceding quarter, is compared to a “hurdle rate” of return of 1.25% per quarter (5.0% annualized).
The Fund will pay the Adviser an incentive fee quarterly in arrears with respect to the Fund’s Pre-Incentive Fee Net Investment Income Returns in each calendar quarter as follows:

•    no incentive fee based on Pre-Incentive Fee Net Investment Income Returns in any calendar quarter in which the Fund’s Pre-Incentive Fee Net Investment Income Returns do not exceed the hurdle rate of 1.25% per quarter;
•    100% of the dollar amount of the Fund’s Pre-Incentive Fee Net Investment Income Returns with respect to that portion of such Pre-Incentive Fee Net Investment Income Returns, if any, that exceeds the hurdle rate but is less than a rate of return of 1.43% (5.72% annualized). This is referred to as Pre-Incentive Fee Net Investment Income Returns (which exceeds the hurdle rate but is less than 1.43%) as the “catch-up”; and
•    12.5% of the dollar amount of the Fund’s Pre-Incentive Fee Net Investment Income Returns, if any, that exceed a rate of return of 1.43% (5.72% annualized).
These calculations will be appropriately pro-rated for any period of less than three months and adjusted for any share issuances or repurchases by the Fund during the relevant quarter.
(ii) Incentive Fee Based on Capital Gains. The second component of the Incentive Fee, the Capital Gains Incentive Fee, is payable at the end of each calendar year in arrears.
The amount payable equals:

•    12.5% of cumulative realized capital gains from inception through the end of such calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fee on capital gains as calculated in accordance with GAAP.

Each year, the fee paid for the capital gains incentive fee is net of the aggregate amount of any previously paid capital gains incentive fee for all prior periods. The Fund will accrue, but will not pay, a capital gains incentive fee with respect to unrealized appreciation because a capital gains incentive fee would be owed to the Adviser if the Fund were to sell the relevant investment and realize a capital gain. In no event will the capital gains incentive fee payable pursuant to this Agreement be in excess of the amount permitted by the Advisers Act, including Section 205 thereof.
The fees that are payable under this Agreement for any partial period will be appropriately prorated.
6. Representations and Warranties.
(a) The Adviser represents and warrants that it is duly registered and authorized as an investment adviser under the Advisers Act, and the Adviser agrees to maintain effective all material requisite registrations, authorizations and licenses, as the case may be, until the termination of this Agreement.

In addition, prior to the qualification of the Shares as Covered Securities, the following provisions in Sections 6(b) – (h) shall apply.
(b) The Adviser shall prepare or shall cause to be prepared and distributed to shareholders during each year the following reports of the Fund (either included in a periodic report filed with the SEC or distributed in a separate report) (i) within sixty (60) days of the end of each quarter, a report containing the same financial information contained in the Fund’s Quarterly Report on Form 10-Q filed by the Fund under the Exchange Act and (ii) within one hundred and twenty (120) days after the end of the Fund’s fiscal year, (a) an annual report that shall include financial statements prepared in accordance with U.S. GAAP which are audited and reported on by independent certified public accountants; (b) a report of the material activities of the Fund during the period covered by the report; (c) where forecasts have been provided to the Fund’s shareholders, a table comparing the forecasts previously provided with the actual results during the period covered by the report; and (d) a report setting forth distributions to the Fund’s shareholders for the period covered thereby and separately identifying distributions from: (A) cash flow from operations during the period; (B) cash flow from operations during a prior period which have been held as reserves; (C) proceeds from disposition of assets; and (D) reserves from the gross proceeds of the Fund’s offering.
(c) From time to time and not less than quarterly, the Fund shall cause the Adviser to review the Fund’s accounts to determine whether cash distributions are appropriate. The Fund may, subject to authorization by the Board of Trustees, distribute pro rata to the Fund’s shareholders funds which the Board of Trustees deems unnecessary to retain in the Fund. The Board of Trustees may from time to time authorize the Fund to declare and pay to the Fund’s shareholders such dividends or other distributions, in cash or other assets of the Fund or in securities of the Fund, including in shares of one class or series payable to the holders of the shares of another class or series, or from any other source as the Board of Trustees in its discretion shall determine. Any such cash distributions to the Adviser shall be made only in conjunction with distributions to shareholders and only out of funds properly allocated to the Adviser’s account. All such cash distributions shall be made only out of funds legally available therefor pursuant to the Delaware General Corporation Law, as amended from time to time.
(d) The Adviser shall, in its sole discretion, temporarily place proceeds from offerings by the Fund of its equity securities into short-term, highly liquid investments which, in its reasonable judgment, afford appropriate safety of principal during such time as it is determining the composition and allocation of the portfolio of the Fund and the nature, timing and implementation of any changes thereto pursuant to Section 1 of the this Agreement; provided however, that the Adviser shall be under no fiduciary obligation to select any such short-term, highly liquid investment based solely on any yield or return of such investment. The Adviser shall cause any proceeds of the offering of Fund securities not committed for investment within the later of two years from the date of effectiveness of the Registration Statement or one year from termination of the offering, unless a longer period is permitted by the applicable State Administrator, to be paid as a distribution to the shareholders of the Fund as a return of capital without deduction of a sales load.
7. Limitations on the Engagement of the Adviser. The services of the Adviser to the Fund are not exclusive, and the Adviser may engage in any other business or render similar or different services to others including, without limitation, the direct or indirect sponsorship or management of other investment based accounts or commingled pools of capital, however structured, having investment objectives similar to those of the Fund, so long as its services to the Fund hereunder are not impaired thereby, and nothing in this Agreement shall limit or restrict the right of any manager, partner, officer or employee of the Adviser to engage in any other business or to devote his or her time and attention in part to any other business, whether of a similar or dissimilar nature, or to receive any fees or compensation in connection therewith (including fees for serving as a director of, or providing consulting services to, one or more of the Fund’s portfolio companies, subject to applicable law). So long as this Agreement or any extension, renewal or amendment remains in effect, the Adviser shall be the only investment adviser for the Fund, subject to the Adviser’s right to enter into sub-advisory agreements. It is understood that the Adviser shall not have any obligation to recommend for purchase or sale any loans which its principals, affiliates or employees may purchase or sell for its or their own accounts or for any other client or account if, in the opinion of the Adviser, such transaction or investment appears unsuitable, impractical or undesirable for the Fund. Nothing herein shall be construed as constituting the Adviser an agent of the Fund. The Adviser assumes no responsibility under this Agreement other than to render the services called for hereunder. It is understood that trustees, officers, employees and shareholders of the Fund are or may become interested in the Adviser and its affiliates, as trustees, officers, employees, partners, shareholders, members, managers or otherwise, and that the Adviser and trustees, officers, employees, partners, shareholders, members and managers of the Adviser and its affiliates are or may become similarly interested in the Fund as shareholders or otherwise. Subject to any restrictions prescribed by law, by the provisions of the Code of Ethics of the Fund and the Adviser and by the Adviser’s Allocation Policy, the Adviser and its members, officers, employees and agents shall be free from time to time to acquire, possess, manage and dispose of securities or other investment assets for their own accounts, for the accounts of their family members, for the account of any entity in which they have a beneficial interest or for the accounts of others for whom they may provide investment advisory, brokerage or other services (collectively, “Managed Accounts”), in transactions that may or may not correspond with transactions effected or positions held by the Fund or to give advice and take action with respect to Managed Accounts that differs from advice given to, or action taken on behalf of, the Fund; provided that the Adviser allocates investment opportunities to the Fund, over a period of time on a fair and equitable basis compared to investment opportunities extended to other Managed Accounts. The Adviser is not, and shall not be, obligated to initiate the purchase or sale for the Fund of any security that the Adviser and its members, officers, employees or agents may purchase or sell for its or their own accounts or for the account of any other client if, in the opinion of the Adviser, such transaction or investment appears unsuitable or undesirable for the Fund.
The Adviser and its affiliates may face conflicts of interest as described in the Fund’s Registration Statement and/or the Fund’s periodic filings with the SEC (as such disclosures may be updated from time to time) and such disclosures have been provided, and any updates will be provided, to the Board of Trustees in connection with its consideration of this Agreement and any future renewal of this Agreement.
8. Responsibility of Dual Directors, Officers and/or Employees. If any person who is a manager, partner, officer or employee of the Adviser or the Administrator is or becomes a trustee, officer and/or employee of the Fund and acts as such in any business of the Fund, then such manager, partner, officer and/or employee of the Adviser or the Administrator shall be deemed to be acting in such capacity solely for the Fund, and not as a manager, partner, officer and/or employee of the Adviser or the Administrator or under the control or direction of the Adviser or the Administrator, even if paid by the Adviser or the Administrator.
9. Limitation of Liability of the Adviser; Indemnification.
(a) The Adviser and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it (the “Indemnified Parties”) shall not be liable for any error of judgment or mistake of law or for any act or omission or any loss suffered by the Fund in connection with the matters to which this Agreement relates, provided that the Adviser shall not be protected against any liability to the Fund or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the reckless disregard of its duties and obligations (“disabling conduct”). An Indemnified Party may consult with counsel and accountants in respect of the Fund’s affairs and shall be fully protected and justified in any action or inaction which is taken in accordance with the advice or opinion of such counsel and accountants; provided, that such counsel or accountants were selected with reasonable care. Absent disabling conduct, the Fund will indemnify the Indemnified Parties against, and hold them harmless from, any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the Adviser’s services under this Agreement or otherwise as adviser for the Fund. The Indemnified Parties shall not be liable under this Agreement or otherwise for any loss due to the mistake, action, inaction, negligence, dishonesty, fraud or bad faith of any broker or other agent; provided, that such broker or other agent shall have been selected, engaged or retained by the Adviser in good faith, unless such action or inaction was made by reason of disabling conduct, or in the case of a criminal action or proceeding, where the Adviser had reasonable cause to believe its conduct was unlawful.

Indemnification shall be made only following: (i) a final decision on the merits by a court or other body before which the proceeding was brought that the Indemnified Party was not liable by reason of disabling conduct or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Indemnified Party was not liable by reason of disabling conduct by (a) the vote of a majority of a quorum of trustees of the Fund who are neither “interested persons” of the Fund nor parties to the proceeding (“disinterested non-party trustees”) or (b) an independent legal counsel in a written opinion.
An Indemnified Party shall be entitled to advances from the Fund for payment of the reasonable expenses (including reasonable counsel fees and expenses) incurred by it in connection with the matter as to which it is seeking indemnification in the manner and to the fullest extent permissible under law. Prior to any such advance, the Indemnified Party shall provide to the Fund a written affirmation of its good faith belief that the standard of conduct necessary for indemnification by the Fund has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the Indemnified Party shall provide a security in form and amount acceptable to the Fund for its undertaking; (b) the Fund is insured against losses arising by reason of the advance; or (c) a majority of a quorum of disinterested non-party trustees or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the Fund at the time the advance is proposed to be made, that there is reason to believe that the Indemnified Party will ultimately be found to be entitled to indemnification.
The following provisions in Sections 9(b) – (c) shall (i) not apply in respect of any principal underwriter of the Fund that is an Affiliate, as such term is defined in the Declaration of Trust, or the Administrator and (ii) apply only prior to the qualification of the Shares as Covered Securities.
(b) Notwithstanding Section 9(a) to the contrary, the Fund shall not provide for indemnification of an Indemnified Party for any liability or loss suffered by an Indemnified Party, nor shall the Fund provide that any of the Indemnified Parties be held harmless for any loss or liability suffered by the Fund, unless all of the following conditions are met:
(i) the Fund has determined, in good faith, that the course of conduct that caused the loss or liability was in the best interests of the Fund;

(ii) the Fund has determined, in good faith, that the Indemnified Party was acting on behalf of or performing services for the Fund;
(iii) the Fund has determined, in good faith, that such liability or loss was not the result of (A) negligence or misconduct, in the case that the Indemnified Party is the Adviser or an Affiliate (as defined in the Declaration of Trust) of the Adviser, or (B) gross negligence or willful misconduct, in the case that the Indemnified Party is a director of the Fund who is not also an officer of the Fund or the Adviser or an Affiliate of the Adviser; and
(iv) such indemnification or agreement to hold harmless is recoverable only out of the Fund’s net assets and not from the Fund shareholders.
Furthermore, the Indemnified Party shall not be indemnified for any losses, liabilities or expenses arising from or out of an alleged violation of federal or state securities laws by such party unless one or more of the following conditions are met:
(A) there has been a successful adjudication on the merits of each count involving alleged material securities law violations as to the Indemnified Party;
(B) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the Indemnified Party; or
(C) a court of competent jurisdiction approves a settlement of the claims against the Indemnified Party and finds that indemnification of the settlement and the related costs should be made, and the court considering the request for indemnification has been advised of the position of the SEC and of the published position of any state securities regulatory authority in which Shares were offered or sold as to indemnification for violations of securities laws.
(c) The Fund may pay or reimburse reasonable legal expenses and other costs incurred by the Indemnified Party in advance of final disposition of a proceeding only if all of the following are satisfied:
(i) the proceeding relates to acts or omissions with respect to the performance of duties or services on behalf of the Fund;
(ii) the Indemnified Party provides the Fund with written affirmation of such Indemnified Party’s good faith belief that the Indemnified Party has met the standard of conduct necessary for indemnification by the Fund;
(iii) the legal proceeding was initiated by a third party who is not a Fund shareholder, or, if by a Fund shareholder acting in his or her capacity as such, a court of competent jurisdiction approves such advancement; and
(iv) the Indemnified Party provides the Fund with a written agreement to repay the amount paid or reimbursed by the Fund, together with the applicable legal rate of interest thereon, if it is ultimately determined that the Indemnified Party did not comply with the requisite standard of conduct and is not entitled to indemnification

10. Effectiveness, Duration and Termination of Agreement.
(a) This Agreement shall become effective as of the date first written above. This Agreement may be terminated at any time, without the payment of any penalty, on 60 days’ written notice by the Fund, by the vote of a majority of the outstanding voting securities of the Fund (as defined by the Investment Company Act) or by the vote of the Fund’s trustees or on 120 days’ written notice by the Adviser. The provisions of Section 9 of this Agreement shall remain in full force and effect, and the Adviser shall remain entitled to the benefits thereof, notwithstanding any termination of this Agreement. Further, notwithstanding the termination or expiration of this Agreement as aforesaid, the Adviser shall be entitled to any amounts owed under Sections 2 or 5 through the date of termination or expiration, and Section 9 shall continue in force and effect and apply to the Adviser and its representatives as and to the extent applicable.
(b) This Agreement shall continue in effect for two years from the date hereof, or to the extent consistent with the requirements of the Investment Company Act, from the date of the Fund’s election to be regulated as a BDC under the Investment Company Act, and thereafter shall continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually by (i) the vote of the Board of Trustees, or by the vote of a majority of the outstanding voting securities of the Fund and (ii) the vote of a majority of the Fund’s Board of Trustees who are not parties to this Agreement or “interested persons” (as such term is defined in Section 2(a)(19) of the Investment Company Act) of any such party, in accordance with the requirements of the Investment Company Act.
(c) This Agreement will automatically terminate in the event of its “assignment” (as such term is defined for purposes of Section 15(a)(4) of the Investment Company Act).
In addition, prior to the qualification of the Shares as Covered Securities, the following Sections 10(d) – (f) shall apply.
(d) After the termination of this Agreement, the Adviser shall not be entitled to compensation for further services provided hereunder, except that it shall be entitled to receive from the Fund within 30 days after the effective date of such termination all unpaid reimbursements and all earned but unpaid fees payable to the Adviser prior to termination of this Agreement, including any deferred fees. The Adviser shall promptly upon termination:
(i) Deliver to the Board of Trustees a full accounting, including a statement showing all payments collected by it and a statement of all money held by it, covering the period following the date of the last accounting furnished to the Board of Trustees;
(ii) Deliver to the Board of Trustees all assets and documents of the Fund then in custody of the Adviser; and
(iii) Cooperate with the Fund to provide an orderly management transition.
(e) Without the approval of holders of a majority of the Shares entitled to vote on the matter, or such other approval as may be required under the mandatory provisions of any applicable laws or regulations, or other provisions of the Declaration of Trust, the Adviser shall not: (i) modify this Agreement except for amendments that do not adversely affect the rights of the shareholders; (ii) appoint a new Adviser (other than a sub-adviser pursuant to the terms of this Agreement and applicable law); (iii) sell all or substantially all of the Fund’s assets other than in the ordinary course of the Fund’s business or as otherwise permitted by law; or (iv) except as otherwise permitted herein, voluntarily withdraw as the Adviser unless such withdrawal would not affect the tax status of the Fund and would not materially adversely affect the shareholders; and
(f) The Fund may terminate the Adviser’s interest in the Fund’s revenues, expenses, income, losses, distributions and capital by payment of an amount equal to the then present fair market value of the terminated Adviser’s interest, determined by agreement of the terminated Adviser and the Fund. If the Fund and the Adviser cannot agree upon such amount, the parties will submit to binding arbitration which cost will be borne equally by the Adviser and the Fund. The method of payment to the terminated Adviser must be fair and must protect the solvency and liquidity of the Fund.
11. Conflicts of Interest and Prohibited Activities.
Prior to the qualification of the Shares as Covered Securities, the following provisions in this Section 11 shall apply.
(a) The Adviser is not hereby granted or entitled to an exclusive right to sell or exclusive employment to sell assets for the Fund.
(b) The Adviser shall not: (i) receive or accept any rebate, give-up or similar arrangement that is prohibited under applicable federal or state securities laws; (ii) participate in any reciprocal business arrangement that would circumvent provisions of applicable federal or state securities laws governing conflicts of interest or investment restrictions; or (iii) enter into any agreement, arrangement or understanding that would circumvent the restrictions against dealing with affiliates or promoters under applicable federal or state securities laws.
(c) The Adviser shall not directly or indirectly pay or award any fees or commissions or other compensation to any person engaged to sell Shares or give investment advice to a potential shareholder; provided, however, that this subsection shall not prohibit the payment to a registered broker-dealer or other properly licensed agent of sales commissions or other compensation (including cash compensation and non-cash compensation (as such terms are defined under FINRA Rule 2310)) for selling or distributing Shares, including out of the Adviser’s own assets, including those amounts paid to the Adviser under this Agreement.
(d) The Adviser covenants that it shall not permit or cause to be permitted the Fund’s funds to be commingled with the funds of any other person and the funds will be protected from the claims of affiliated companies.
12. Access to Shareholder List.
Prior to the qualification of the Shares as Covered Securities, the following provision in this Section 12 shall apply.
If a shareholder requests a copy of the Shareholder List pursuant to Section 11.3 of the Fund’s charter or any successor provision thereto (the “Charter Shareholder List Provision”), the Adviser is hereby authorized to request a copy of the Shareholder List from the Fund’s transfer agent and send a copy of the Shareholder List to any shareholder so requesting in accordance with the charter Shareholder List Provision. The Adviser and the Board of Trustees shall be liable to any shareholder requesting the list for the costs, including attorneys’ fees, incurred by that shareholder for compelling the production of the Shareholder List, and for actual damages suffered by any shareholder by reason of such refusal or neglect. It shall be a defense that the actual purpose and reason for the requests for inspection or for a copy of the Shareholder List is to secure such list of shareholder or other information for the purpose of selling such list or copies thereof, or of using the same for a commercial purpose other than in the interest of the applicant as a shareholder relative to the affairs of the Fund.
13. Notices. Any notice under this Agreement shall be in writing and shall be delivered in person or by telex or facsimile (followed by delivery in person) to the parties at the addresses set forth below.
If to the Fund:
AG Twin Brook Capital Income Fund

245 Park Avenue, 26th Floor
New York, New York 10167
Attn: Trevor Clark, Chairman of the Board of Trustee and Chief Executive
Officer
If to the Adviser:
AGTB Fund Manager, LLC
245 Park Avenue, 26th Floor
New York, New York 10167
Attn: Jenny B. Neslin, General Counsel and Secretary
or to such other address as to which the recipient shall have informed the other party in writing.
Unless specifically provided elsewhere, notice given as provided above shall be deemed to have been given, if by personal delivery, on the day of such delivery, and, if by facsimile and mail, on the date on which such facsimile or mail is sent.

14. Amendments. This Agreement may be amended by mutual consent, but the consent of the Fund must be obtained in conformity with the requirements of the Investment Company Act.
15. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.
16. Entire Agreement; Governing Law. This Agreement contains the entire agreement of the parties and supersedes all prior agreements, understandings and arrangements with respect to the subject matter hereof. This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the Investment Company Act. To the extent the applicable laws of the State of New York, or any of the provisions herein, conflict with the provisions of the Investment Company Act, the latter shall control.
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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the date above written.
AG TWIN BROOK CAPITAL INCOME FUND
By:
Name:
Title:
AGTB FUND MANAGER LLC
By: Angelo, Gordon & Co., L.P., its manager

Name:
Title:

[Signature page to Investment Management Agreement]

SPECIAL MEETING OF SHAREHOLDERS OF

AG TWIN BROOK CAPITAL INCOME FUND

September 26, 2023

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS:
The Notice of Meeting, proxy statement and proxy card are available at https://www.astproxyportal.com/ast/98390

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

00030000000000001000 3 000000

THE BOARD OF TRUSTEES RECOMMENDS YOU VOTE FOR THE FOLLOWING PROPOSAL:
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

	FOR	AGAINST	ABSTAIN
1. To approve the New Investment Management Agreement that will become effective at the closing of the Transaction pursuant to which TPG Inc. will acquire Angelo, Gordon & Co., L.P., the parent company of AG Twin Brook Capital Income Fund's investment adviser.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

This proxy when properly executed will be voted as directed herein by the undersigned shareholder. **If no direction is made, this proxy will be voted FOR the Proposal.**

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Shareholder ____________ Date: ______ Signature of Shareholder ____________ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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AG TWIN BROOK CAPITAL INCOME FUND

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

SPECIAL MEETING OF SHAREHOLDERS

September 26, 2023

The shareholder(s) hereby appoint(s) Trevor Clark and Jenny B. Neslin, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the common shares of beneficial interest of AG Twin Brook Capital Income Fund that the shareholder(s) is/are entitled to vote at the Special Meeting of Shareholders. The Special Meeting of Shareholders will be held at the offices of the Company's adviser at 111 South Wacker Drive, 36th Floor, Chicago, IL 60606, on September 26, 2023, at 9:30 AM, Central Time, and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 LISTED ON THE REVERSE SIDE.

(Continued and to be signed on the reverse side)

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